UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2006

Item 1. Report to Stockholders.


Calvert

Investments that make a difference

March 31, 2006
Semi-Annual Report
Calvert New Vision
Small Cap Fund

A UNFI company

Calvert
Investments that make a difference

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President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Statement of Net Assets
12

Statement of Operations
16

Statements of Changes in Net Assets
17

Notes to Financial Statements
19

Financial Highlights
24

Explanation of Financial Tables
29

Proxy Voting and Availability of Quarterly Portfolio Holdings
31

Basis for Board's Approval of Investment Advisory Contract
31

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Dear Shareholder:

The six months ended March 31, 2006 were strong ones for the U.S. equity markets and the economy, despite challenges from higher energy prices, the war in Iraq, rising interest rates and the aftermath of rebuilding from the Gulf coast hurricanes. Domestic stocks across all capitalization ranges (small, mid-sized, and large) posted solid six-month advances, with even stronger returns for international stocks, as measured by the MSCI EAFE Index.1 In reaction to rising interest rates, bond prices overall declined slightly, with the benchmark Lehman U.S. Credit Index returning -0.68%.

Ben Bernanke took over the reins at the Federal Reserve as Chairman in February 2006, in what appears to be a smooth transition from the Greenspan era. With the Fed funds rate now at 4.75%, we appear to be in a period of healthy economic growth. Despite warning signals, we continue to see moderate, contained inflation.

Calvert Initiatives

At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Over the past six months, we've continued to advance our compliance and regulatory oversight; and expanded our public commitment in areas such as board diversity and the empowerment of women in business through our Calvert Women's Principles.

In addition, we've added a new position to bolster our leadership efforts in the areas of social research, shareholder advocacy, and public outreach. On April 18, Bennett Freeman joined Calvert as Senior Vice President, Social Research and Policy. Formerly head of Global Corporate Responsibility practice at Burson-Marsteller, and Deputy Assistant Secretary of State for Democracy, Human Rights and Labor, Mr. Freeman will manage the social analysis functions and lead the development of Calvert's positions on social issues and actively articulate those positions in a variety of public forums. In addition, he will identify emerging trends and opportunities in social research and shareholder advocacy.

Calvert RatingsTM

In January, we published the Calvert Ratings, a proprietary assessment of the social, environmental, and governance performance of the 100 largest U.S. companies (ranked by market capitalization). We developed the Ratings to provide greater transparency in our methodology for evaluating the corporate performance of companies. The Ratings indicate a company's performance in five separate issue areas including the environment, workplace, business practices, human rights and community relations. The Ratings and their methodology are posted under "Introducing Calvert Ratings" on calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process can lead to lower risk and competitive long-term performance. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2006

1. For the six months ended March 31, 2006, larger-company stocks (S&P 500 Index) were up 6.38%; smaller-company stocks (Russell 2000® Index) advanced 15.23%; and mid-cap stocks (Russell Midcap® Index) gained 11.32%. International stocks gained 13.99% in US dollars, as measured by the MSCI EAFETM Index.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

As a company, through the work of the Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2006.

Calvert RatingsTM

January 2006 saw the launch of the Calvert Ratings, which evaluates the 100 largest U.S. companies in the areas of environment, workplace, business practices, human rights, and community relations to assign each one an overall corporate responsibility score. Companies are rated on a scale of 1 (substantially below Calvert standards) to 5 (superior). See how the Ratings work on our home page at www.calvert.com.

Calvert Creates Senior Position in Social Research and Policy

With more than 20 years' diplomatic, corporate, and consulting experience in issues that are at the heart of Calvert's social agenda, Bennett Freeman has been named the company's first Sr. Vice President for Social Research and Policy. Freeman manages Calvert's social analysis functions, develops and articulates the company's positions on social issues, and identifies emerging trends and opportunities in social research and shareholder advocacy.

Shareholder Activism

For the 2006 proxy season, Calvert has filed 16 shareholder resolutions and been able to withdraw half of them because companies have taken action to address our concerns. Among these resolutions, issues have included sustainability reporting, political-contributions disclosure, energy efficiency, predatory lending, and sustainable forestry practices.

Over the past several years, Calvert has engaged 35 companies on the subject of corporate board diversity via shareholder resolutions. To date, 28 of those companies -- a full 80% -- have either changed their charter language or added at least one woman or minority representative to their boards.

Community Investments

Many of our Funds participate in Calvert's community investing program, administered through the Calvert Social Investment Foundation. The program may allocate up to 1% to 3% of Fund assets at below-market rates to provide economic opportunity for struggling populations.1 One investment made by the Foundation during this reporting period was in the Federation of Appalachian Housing Enterprises (FAHE), and one borrower served by FAHE is Laurie Ramos. Ms. Ramos and her two young sons have been able to move from a dilapidated house in an unsafe neighborhood into an affordable, safe, completely refurbished three-bedroom townhouse. A second Calvert community investment effort was through the Foundation in Mi-Bospo, which provides microloans to women recovering from war in Bosnia and Herzegovina. The small businesses expanded or begun by these women help to revive and rebuild local economies.

1. As of March 31, 2006, Calvert Social Investment Foundation represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.84%; CSIF Bond, 0.27%; CSIF Equity, 0.52%; Calvert Capital Accumulation Fund, 0.47%; Calvert World Values Fund International Equity Fund , 0.72%; and Calvert New Vision Small Cap Fund, 0.45%. All holdings are subject to change without notice.

Portfolio Management Discussion

Paul A. Radomski
Michael E. Schroer
of Renaissance Investment Management

Performance

For the six-month reporting period ended March 31, 2006, Calvert New Vision Small Cap Fund Class A shares (at NAV) returned 9.14%, * lagging the Russell 2000® Index, at 15.23%. Broadly speaking, underperformance relative to the benchmark resulted from the Fund's high-quality investment focus and from individual stock selection within the Technology sector.

Investment Climate

Despite the Federal Reserve's ongoing Fed-funds-rate increases (to 4.75%), the economy continues to grow at a reasonable pace. Gross domestic product (GDP) growth for the fourth quarter of 2005 was 1.7% (annual rate), but consensus expectations for the first quarter of 2006 are in excess of 4%. Consumer confidence has jumped to nearly a four-year high according to the Conference Board, and the overall unemployment rate (4.7%) is relatively low compared with over 6% just three years ago.1 Corporate profit and cash flow growth have been good, and their momentum appears to be strong as we enter the second quarter of 2006.

In this climate, stock prices reached a near-four-year high -- with small-cap stocks, as measured by the Russell 2000 Index, at 15.23%, outpacing large caps, as measured by the Russell 1000® Index, at 6.71%. The Russell 2000 Index's performance during this six-month period was led by stocks in the Producer Durables, Materials & Processing, and Technology sectors, each of which posted aggregate returns in excess of 20%. Yields on longer-term Treasury bonds reached a 21-month high in March. As the global economy has grown, prices for energy and other commodities have surged, raising inflation rates. In the U.S., however, reported inflation rates, as measured by the consumer price index (CPI), have declined in recent months due in part to a pullback in oil prices. (Restraint of inflation remains a primary goal of the Federal Reserve.)

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Fund seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

For the reporting period, Fund results were driven primarily by stock selection, with sector allocations having little impact on overall performance. We continue to maintain a high-quality bias, and it has hurt our results over the past six months. One component of our assessment of a company's quality is its return on equity (ROE). This is the amount of profit produced relative to invested capital. In our investment process, we strive to have a much higher average ROE in our portfolio than that of the benchmark. While our focus on high-ROE companies has been rewarded historically, lately the market's focus has been on lower-quality, recovery stories. While in absolute terms, Fund returns for the six-month period are gratifying, we are nonetheless disappointed to have underperformed relative to the Russell 2000 Index.

Our most significant losses came from the performance of our holdings in the Technology sector. One of our biggest disappointments was Merge Technologies, down 36% from its cost. Most of this loss was incurred after the company announced that its revenues for the fourth quarter of 2005 had fallen well short of expectations. The company delayed both reporting earnings and releasing their Federally required annual 10-K report due to accounting issues identified during a year-end audit. Management indicated that much of the shortfall occurred because of the deferral of revenue on several very large contracts signed during the quarter. We are currently evaluating our position on this investment.

The Fund benefited primarily from holdings in the Consumer Discretionary sector, as these holdings posted an average return of 25% and represented one-fourth of the portfolio. Select Comfort, the leading manufacturer and retailer of air-chamber mattresses, posted a 98% total return over the reporting period. The company sells directly through over 400 of its own stores (accounting for over 75% of sales) and has supplemented growth through selective selling on a wholesale basis to certain other retailers. Last quarter, the company reported earnings of 42 cents, up 55% over the prior year. Another strong contribution came from JLG Industries, a leading manufacturer of hydraulic lifts utilized in construction and window cleaning and our top performer in the Producer Durables sector. The stock was up 65% during the six-month period. While domestic demand has been strong the past year, much of JLG's growth has come from overseas. While revenue growth over the past year has been impressive (40%), profit growth has been extraordinary (165%) due to pretax margin improvement (a year ago, margins were 2.5%; at the end of the reporting period, they were 9.1%). Improvements are the result of increased manufacturing efficiencies and the spreading of expenses across a larger revenue base.

Outlook

We believe that the longer-term outlook for stocks remains very positive. However, the fixed-income yield curve is basically flat, with yields on bonds with maturities from as short as six months to as long as 30 years all roughly the same. Historically, flat or inverted yield curves have been associated with economic contractions, although this has not always been the case. Additionally, many previous cycles of rising interest rates have culminated in some level of financial crisis in either the economy or the stock market. Along with the unusually low levels of market volatility over the past several quarters, these historic patterns suggest that some near-term caution may be in order.

Our stock focus has always begun with higher-quality companies, which typically weather unstable market conditions reasonably well. We continue to find many opportunities to buy growth companies that are experiencing strong earnings momentum yet still sell at reasonable valuations. We also continue to believe that adherence to our disciplined approach can lead to long-term results ahead of those posted by our benchmark and similar funds.

April 2006

The Conference Board is a not-for-profit organization that creates and disseminates knowledge about management and the marketplace. Unemployment rate source: U.S. Department of Labor.

As of March 31, 2006, the following companies represented the following percentages of Fund net assets: Select Comfort 3.37%, JLG Industries 1.51%, and Merge Technologies 1.19%. All holdings are subject to change without notice.

Portfolio Statistics
March 31, 2006

Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/06	3/31/06
Class A	9.14%	9.44%
Class B	8.62%	8.50%
Class C	8.73%	8.61%
Class I	9.61%	10.38%
Russell 2000 Index TR**	15.23%	25.85%
Lipper Small-Cap Core Funds Avg.**	13.44%	23.41%

Ten Largest Stock Holdings

	% of Net Assets
Select Comfort Corp.	3.4%
Arris Group, Inc.	3.0%
Komag, Inc.	2.8%
Childrens Place Retail Stores, Inc.	2.6%
Watson Wyatt & Co. Holdings	2.5%
NutriSystem, Inc.	2.5%
Centene Corp.	2.5%
Multi-Fineline Electronix, Inc.	2.4%
Selective Insurance Group	2.4%
AMCOL International, Corp.	2.4%
Total	26.5%

Economic Sectors

	% of Total Investments
Auto & Transportation	5.9%
Consumer Discretionary	22.3%
Consumer Staples	2.1%
Exchange Trade Funds	0.6%
Financial Services	11.2%
Health Care	14.3%
Materials and Processing	7.6%
Non-Equities	0.5%
Other Energy	5.6%
Producer Durables	9.8%
Technology	20.1%
	100.0%

Asset Allocation

Stocks	99.1%
Notes	0.4%
Cash & Cash Equivalents	0.5%
	100.0%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

**Source: Lipper Analytical Services, Inc.

*Share return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 4.75%.

Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	4.23%
Five year	4.71%
Since inception	4.29%
(1/31/97)

Class B Shares
One year	3.50%
Five year	4.55%
Since inception	3.52%
(3/31/98)

Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class C Shares
One year	7.61%
Five year	4.86%
Since inception	4.04%
(1/31/97)

Class I Shares*
One year	10.38%
Five year	6.78%
Since inception	10.45%
(2/26/99)

New subadvisor assumed management of the Fund effective June 2005.

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum 4.75% front-end sales charge, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,091.40	$9.09
Hypothetical	$1,000.00	$1,016.24	$8.76
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,086.80	$13.78
Hypothetical	$1,000.00	$1,011.72	$13.29
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,087.30	$13.14
Hypothetical	$1,000.00	$1,012.34	$12.67
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,096.10	$4.81
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.74%, 2.65%, 2.53%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2006

Equity Securities - 98.0%	Shares	Value
Air Transportation - 1.8%
Skywest, Inc.	128,195	$3,752,268

Banks - Outside New York City - 2.0%
First Community Bancorp, Inc.	71,900	4,145,754

Building - Air Conditioning - 1.4%
Lennox International, Inc.	94,825	2,831,474

Building Materials - 2.2%
Watsco, Inc.	64,760	4,601,198

Communications Technology - 3.7%
Comtech Telecommunications Corp.*	121,315	3,538,759
j2 Global Communications, Inc.*	89,440	4,203,680
		7,742,439

Computer - Services, Software & Systems - 5.2%
Merge Technologies, Inc.*	154,250	2,463,373
Neoware, Inc.*	152,000	4,502,240
Packeteer, Inc.*	328,894	3,815,170
		10,780,783

Computer Technology - 6.5%
Emulex Corp.*	238,450	4,075,110
Fargo Electronics, Inc.*	217,950	3,685,535
Komag, Inc.*	120,000	5,712,000
		13,472,645

Consumer Electronics - 2.0%
LoJack Corp.*	174,275	4,179,114

Consumer Products - 1.5%
Toro Co.	63,525	3,033,319

Cosmetics - 2.0%
Parlux Fragrances, Inc.*	129,875	4,188,469

Diversified Financial Services - 1.3%
Jones Lang LaSalle, Inc.	35,035	2,681,579

Drug & Grocery Store Chains - 2.0%
Casey's General Stores, Inc.	186,300	4,260,681

Drugs & Pharmaceuticals - 1.9%
PetMed Express, Inc.*	217,100	3,857,867

Electrical Equipment & Components - 1.9%
Genlyte Group, Inc.*	58,200	3,965,748

Equity Securities - Cont'd	Shares	Value
Electronics - 2.4%
Multi-Fineline Electronix, Inc.*	85,300	$4,989,197

Electronics - Semiconductors / Components - 2.1%
OmniVision Technologies, Inc.*	143,225	4,325,395

Financial Miscellaneous - 2.1%
Portfolio Recovery Associates, Inc.*	92,670	4,339,736

Healthcare Facilities - 3.9%
LCA-Vision, Inc.	97,185	4,869,940
Radiation Therapy Services, Inc.*	129,400	3,300,994
		8,170,934

Healthcare Management Services - 4.7%
Centene Corp.*	175,180	5,110,001
WellCare Health Plans, Inc.*	103,700	4,712,128
		9,822,129

Healthcare Services - 1.8%
Amedisys, Inc.*	110,525	3,840,744

Home Building - 1.7%
Meritage Homes Corp.*	63,960	3,515,242

Household Furnishings - 3.4%
Select Comfort Corp.*	176,940	6,997,977

Insurance - Property & Casualty - 4.0%
HCC Insurance Holdings, Inc.	95,910	3,337,668
Selective Insurance Group	93,385	4,949,405
		8,287,073

Leisure Time - 1.6%
SCP Pool Corp.	71,685	3,362,743

Machinery - Oil Well Equipment & Services - 2.8%
Helix Energy Solutions Group, Inc.*	72,605	2,751,729
Superior Energy Services, Inc.*	113,525	3,041,335
		5,793,064

Machinery - Specialty - 1.5%
JLG Industries, Inc.	101,800	3,134,422

Medical & Dental - Instruments & Supplies - 1.8%
ICU Medical, Inc.*	102,700	3,716,713

Metal Fabricating - 1.7%
Encore Wire Corp.*	101,875	3,451,525

Metals & Minerals - Miscellaneous - 2.4%
AMCOL International, Corp.	169,650	4,885,920

Equity Securities - Cont'd	Shares	Value
Oil - Crude Producers - 2.7%
St Mary Land & Exploration Co.	71,450	$2,917,303
Unit Corp.*	49,240	2,745,130
		5,662,433

Rent & Lease Services - Construction - 1.7%
WESCO International, Inc.*	52,170	3,548,082

Retail - 4.9%
Childrens Place Retail Stores, Inc.*	92,435	5,351,987
Hibbett Sporting Goods, Inc.*	146,670	4,838,643
		10,190,630

Securities Brokers & Services - 1.7%
optionsXpress Holdings, Inc.	121,500	3,533,220

Services - Commercial - 5.0%
NutriSystem, Inc.*	108,900	5,174,928
Watson Wyatt & Co. Holdings	158,875	5,176,147
		10,351,075

Telecommunications Equipment - 4.6%
Arris Group, Inc.*	445,700	6,132,832
InterDigital Communications Corp.*	137,400	3,369,048
		9,501,880

Truckers - 4.1%
Forward Air Corp.	108,600	4,049,694
Old Dominion Freight Lines, Inc.*	165,337	4,455,832
		8,505,526

Total Equity Securities (Cost $181,225,998)		203,418,998

Exchange Traded Funds - 0.6%
iShares Russell 2000 Index Fund	16,100	1,223,600

Total Exchange Traded Funds (Cost $1,151,950)		1,223,600

	Principal
Certificate of Deposit - 0.0%	Amount	Value
ShoreBank & Trust Co., 4.30%, 2/11/07 (b)(k)	$100,000	$99,650

Total Certificate of Deposit (Cost $100,000)		99,650

	Principal
High Social Impact Investments - 0.5%	Amount	Value
Calvert Social Investment Foundation Notes, 3.00%, 7/1/07 (b)(i)(r)	$950,000	$936,529

Total High Social Impact Investments (Cost $950,000)		936,529

TOTAL INVESTMENTS (Cost $183,427,948) - 99.1%		205,678,777
Other assets and liabilities, net - 0.9%		1,902,775
Net Assets - 100%		$207,581,552

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized:
Class A: 8,563,832 shares outstanding		$138,630,442
Class B: 1,162,000 shares outstanding		17,030,870
Class C: 1,318,894 shares outstanding		20,086,795
Class I: 715,483 shares outstanding		13,343,675
Undistributed net investment income (loss)		(1,353,572)
Accumulated net realized gain (loss) on investments		(2,407,487)
Net unrealized appreciation (depreciation) on investments		22,250,829
Net Assets		$207,581,552

Net Asset Value Per Share
Class A (based on net assets of $153,477,140)		$17.92
Class B (based on net assets of $18,945,773)		$16.30
Class C (based on net assets of $21,721,561)		$16.47
Class I (based on net assets of $13,437,078)		$18.78

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See note A.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) Restricted securities represent 0.5% of net assets of the Fund.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/07	7/1/04	$950,000

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2006

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,050)	$482,432
Interest income	123,104
Total investment income	605,536

Expenses:
Investment advisory fee	785,153
Transfer agency fees and expenses	376,415
Distribution Plan expenses:
Class A	197,646
Class B	97,083
Class C	110,329
Trustees' fees and expenses	6,849
Administrative fees	253,921
Accounting fees	22,682
Custodian fees	12,380
Registration fees	23,814
Reports to shareholders	79,153
Professional fees	9,280
Miscellaneous	8,830
Total expenses	1,983,535
Reimbursement from Advisor:
Class I	(11,461)
Fees waived	(1,344)
Fees paid indirectly	(11,622)
Net expenses	1,959,108

Net Investment Income (Loss)	(1,353,572)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,836,074)
Foreign currency transactions	(42)
(1,836,116)

Change in unrealized appreciation or (depreciation) on:
Investments	21,302,276
Assets and liabilities denominated in foreign currencies	(206)
21,302,070

Net Realized and Unrealized Gain (Loss)	19,465,954

Increase (Decrease) in Net Assets
Resulting From Operations	$18,112,382

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($1,353,572)	($1,128,596)
Net realized gain (loss)	(1,836,116)	22,898,759
Change in unrealized appreciation or (depreciation)	21,302,070	(19,939,254)

Increase (Decrease) in Net Assets
Resulting From Operations	18,112,382	1,830,909

Distributions to shareholders from:
Net realized gain:
Class A Shares	(16,826,534)	(6,841,758)
Class B Shares	(2,174,796)	(894,695)
Class C Shares	(2,462,530)	(957,566)
Class I Shares	(660,729)	(97,327)
Total distributions	(22,124,589)	(8,791,346)

Capital share transactions:
Shares sold:
Class A Shares	10,812,875	38,145,984
Class B Shares	648,420	1,928,639
Class C Shares	1,351,239	4,351,020
Class I Shares	7,894,037	2,266,626
Reinvestment of distributions:
Class A Shares	15,792,979	6,428,485
Class B Shares	1,916,749	771,256
Class C Shares	2,033,916	795,143
Class I Shares	604,414	97,326
Redemption fees:
Class A Shares	4,037	5,869
Class B Shares	89	--
Class C Shares	28	2
Shares redeemed:
Class A Shares	(42,539,933)	(81,121,305)
Class B Shares	(3,355,943)	(7,626,701)
Class C Shares	(4,172,266)	(8,543,679)
Class I Shares	(356,321)	(188,925)
Total capital share transactions	(9,365,680)	(42,690,260)

Total Increase (Decrease) in Net Assets	(13,377,887)	(49,650,697)

Net Assets
Beginning of period	220,959,439	270,610,136
End of period (including net investment loss
of $1,353,572 and $0, respectively)	$207,581,552	$220,959,439

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	615,062	2,025,858
Class B Shares	40,705	110,675
Class C Shares	83,226	247,604
Class I Shares	438,424	117,955
Reinvestment of distributions:
Class A Shares	928,453	331,747
Class B Shares	123,502	42,805
Class C Shares	129,797	43,815
Class I Shares	33,994	4,865
Shares redeemed:
Class A Shares	(2,435,345)	(4,354,853)
Class B Shares	(208,432)	(442,400)
Class C Shares	(256,410)	(494,133)
Class I Shares	(19,526)	(9,657)
Total capital share activity	(526,550)	(2,375,719)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2006, securities valued at $1,036,179, or 0.5% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $130,464 was payable at period end. In addition, $73,161 was payable at period end for operating expenses paid by the Advisor during March 2006.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007 for Class I. The contractual expense cap is .92%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $41,590 was payable at period end. For the six months ended March 31, 2006, CASC waived $1,344 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $66,495 was payable at period end.

The Distributor received $20,790 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $68,645 for the six months ended March 31, 2006. Under the terms of the agreement, $10,836 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $156,560,962 and $187,290,327, respectively.

The cost of investments owned at March 31, 2006 for federal income tax purposes was $183,427,948. Net unrealized appreciation aggregated $22,250,829, of which $30,011,095 related to appreciated securities and $7,760,266 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $571,370 (from Calvert Social Investment Fund Technology Portfolio) at September 30, 2005 may be available, subject to certain tax limitations, to offset future capital gains until expiration in September 2010.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Securities Act of 1940. For the six months ended March 31, 2006, there were no purchases and sales transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2006. For the six months ended March 31, 2006, borrowings by the Fund under the Agreement were as follows:

Weighted	Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$62,637	4.78%	$1,115,900	December 2005

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$18.25	$18.70	$16.43
Income from investment operations
Net investment income (loss)	(.11)	(.06)	(.10)
Net realized and unrealized gain (loss)	1.68	.22	2.37
Total from investment operations	1.57	.16	2.27
Distributions from
Net realized gain	(1.90)	(.61)	--
Total distributions	(1.90)	(.61)	--
Total increase (decrease) in net asset value	(.33)	(.45)	2.27
Net asset value, ending	$17.92	$18.25	$18.70
Total return*	9.14%	0.64%	13.82%
Ratios to average net assets: A
Net investment income (loss)	(1.16%) (a)	(0.28%)	(0.53%)
Total expenses	1.76% (a)	1.71%	1.69%
Expenses before offsets	1.75% (a)	1.71%	1.69%
Net expenses	1.74% (a)	1.70%	1.68%
Portfolio turnover	76%	169%	54%
Net assets, ending (in thousands)	$153,477	$172,540	$214,143

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$13.61	$15.39	$18.43
Income from investment operations
Net investment income (loss)	(.15)	.19	(.11)
Net realized and unrealized gain (loss)	3.11	(1.60)	(1.51)
Total from investment operations	2.96	(1.41)	(1.62)
Distributions from
Net investment income	(.13)	--	--
Net realized gain	(.01)	(.37)	(1.42)
Total distributions	(.14)	(.37)	(1.42)
Total increase (decrease) in net asset value	2.82	(1.78)	(3.04)
Net asset value, ending	$16.43	$13.61	$15.39
Total return*	21.89%	(9.65%)	(8.99%)
Ratios to average net assets: A
Net investment income (loss)	(1.03%)	1.11%	(.66%)
Total expenses	1.77%	1.70%	1.76%
Expenses before offsets	1.76%	1.70%	1.72%
Net expenses	1.75%	1.70%	1.63%
Portfolio turnover	54%	41%	66%
Net assets, ending (in thousands)	$157,611	$109,207	$84,979

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$16.84	$17.45	$15.47
Income from investment operations
Net investment income (loss)	(.17)	(.24)	(.24)
Net realized and unrealized gain (loss)	1.53	.24	2.22
Total from investment operations	1.36	(.00)	1.98
Distributions from
Net realized gain	(1.90)	(.61)	--
Total distributions	(1.90)	(.61)	--
Total increase (decrease) in net asset value	(.54)	(.61)	1.98
Net asset value, ending	$16.30	$16.84	$17.45

Total return*	8.62%	(0.25%)	12.80%
Ratios to average net assets: A
Net investment income (loss)	(2.07%) (a)	(1.18%)	(1.42%)
Total expenses	2.66% (a)	2.61%	2.58%
Expenses before offsets	2.66% (a)	2.60%	2.58%
Net expenses	2.65% (a)	2.60%	2.57%
Portfolio turnover	76%	169%	54%
Net assets, ending (in thousands)	$18,946	$20,309	$26,089

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$12.94	$14.80	$17.96
Income from investment operations
Net investment income (loss)	(.22)	.03	(.27)
Net realized and unrealized gain (loss)	2.88	(1.52)	(1.47)
Total from investment operations	2.66	(1.49)	(1.74)
Distributions from
Net investment income	(.12)	--	--
Net realized gain	(.01)	(.37)	(1.42)
Total distributions	(.13)	(.37)	(1.42)
Total increase (decrease) in net asset value	2.53	(1.86)	(3.16)
Net asset value, ending	$15.47	$12.94	$14.80

Total return*	20.71%	(10.59%)	(9.96%)
Ratios to average net assets: A
Net investment income (loss)	(2.02%)	.18%	(1.74%)
Total expenses	2.76%	2.76%	2.87%
Expenses before offsets	2.75%	2.76%	2.82%
Net expenses	2.74%	2.76%	2.71%
Portfolio turnover	54%	41%	66%
Net assets, ending (in thousands)	$19,522	$11,878	$6,477

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$16.98	$17.57	$15.57
Income from investment operations
Net investment income (loss)	(.16)	(.21)	(.21)
Net realized and unrealized gain (loss)	1.55	.23	2.21
Total from investment operations	1.39	.02	2.00
Distributions from
Net realized gain	(1.90)	(.61)	--
Total distributions	(1.90)	(.61)	--
Total increase (decrease) in net asset value	(.51)	(.59)	2.00
Net asset value, ending	$16.47	$16.98	$17.57

Total return*	8.73%	(0.13%)	12.85%
Ratios to average net assets: A
Net investment income (loss)	(1.95%) (a)	(1.06%)	(1.33%)
Total expenses	2.54% (a)	2.50%	2.49%
Expenses before offsets	2.54% (a)	2.49%	2.49%
Net expenses	2.53% (a)	2.48%	2.48%
Portfolio turnover	76%	169%	54%
Net assets, ending (in thousands)	$21,722	$23,131	$27,501

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$13.00	$14.85	$17.99
Income from investment operations
Net investment income (loss)	(.23)	.04	(.24)
Net realized and unrealized gain (loss)	2.93	(1.52)	(1.48)
Total from investment operations	2.70	(1.48)	(1.72)
Distributions from
Net investment income	(.12)	--	--
Net realized gain	(.01)	(.37)	(1.42)
Total distributions	(.13)	(.37)	(1.42)
Total increase (decrease) in net asset value	2.57	(1.85)	(3.14)
Net asset value, ending	$15.57	$13.00	$14.85

Total return*	20.93%	(10.49%)	(9.83%)
Ratios to average net assets: A
Net investment income (loss)	(1.89%)	0.27%	(1.56%)
Total expenses	2.64%	2.60%	2.69%
Expenses before offsets	2.62%	2.60%	2.65%
Net expenses	2.61%	2.59%	2.54%
Portfolio turnover	54%	41%	66%
Net assets, ending (in thousands)	$19,092	$13,260	$8,489

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$18.96	$19.26	$16.46
Income from investment operations
Net investment income (loss)	(.02)	.06	.02
Net realized and unrealized gain (loss)	1.74	.25	2.78
Total from investment operations	1.72	.31	2.80
Distributions from
Net realized gain	(1.90)	(.61)	--
Total distributions	(1.90)	(.61)	--
Total increase (decrease) in net asset value	(.18)	(.30)	2.80
Net asset value, ending	$18.78	$18.96	$19.26

Total return*	9.61%	1.42%	17.01%
Ratios to average net assets: A
Net investment income (loss)	(.35%) (a)	.43%	.22%
Total expenses	1.17% (a)	1.16%	1.14%
Expenses before offsets	.93% (a)	.93%	.93%
Net expenses	.92% (a)	.92%	.92%
Portfolio turnover	76%	169%	54%
Net assets, ending (in thousands)	$13,437	$4,979	$2,878

		Periods Ended
	September 30,	March 12,	January 18,
Class I Shares	2003(z)	2003 (y)	2002 (x)
Net asset value, beginning	$16.20	$13.25	$15.76
Income from investment operations
Net investment income (loss)	--	--	(.02)
Net realized and unrealized gain (loss)	.26	(1.29)	2.16
Total from investment operations	.26	(1.29)	2.14
Distributions from
Net realized gain	--	--	(.37)
Total distributions	--	--	(.37)
Total increase (decrease) in net asset value	.26	(1.29)	1.77
Net asset value, ending	$16.46	$11.96	$17.53

Total return*	1.60%	(9.74%)	13.58%
Ratios to average net assets: A
Net investment income (loss)	(.11%) (a)	(.31%) (a)	(.35%) (a)
Total expenses	1.01% (a)	1.12% (a)	1,179.31% (a)
Expenses before offsets	.93% (a)	.93% (a)	.70% (a)
Net expenses	.92% (a)	.92% (a)	.70% (a)
Portfolio turnover	5%	9%	11%
Net assets, ending (in thousands)	$1,130	$0	$0

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(x) The last remaining shareholder in Class I redeemed on January 18, 2002.

(y) Class I shares resumed on January 30, 2003 when the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund. Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(z) Class I shares resumed upon shareholder investment on July 31, 2003.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust with respect to the Fund and the Advisor on December 7, 2005.

In evaluating the Investment Advisory Agreement, the Board of Trustees considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with the Advisor's senior management through Board of Trustees' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Trustees discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-, three- and five-year annualized periods ended June 30, 2005, the Fund underperformed its Lipper index and the Fund's performance was below the median of its peer group. The Trustees noted the recent change in the Subadvisor of the Fund and that the performance information in the report of the independent third party did not reflect the performance of the new Subadvisor. The Trustees took into account the performance of the new Subadvisor. Based upon their review, the Trustees concluded that appropriate action has been taken by the Advisor to address the Fund's performance.

In considering the Fund's fees and expenses, the Board of Trustees compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee is below the median of its peer group and total expenses were above the median of its peer group. The Trustees also noted management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the quality of services and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Trustees also considered that the Advisor derives reputational and other indirect benefits. The Trustees also noted that the Advisor pays the subadvisory fees out of the advisory fees the Advisor receives from the Fund. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and fees. Although the Fund's advisory fee currently does not have a breakpoint that reduces the fee rate on assets above specified levels, the Board noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action has been taken to address the performance of the Fund; and (d) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

Calvert New Vision Small Cap Fund

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(24 hours, 7 days a week)
800-368-2745

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Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert

Investments that make a difference

March 31, 2006
Semi-Annual Report
Calvert Income Fund

A UNIFI Company

Calvert
Investments that make a difference

=====================================================

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Schedule of Investments
10

Statement of Assets and Liabilities
20

Statement of Operations
21

Statements of Changes in Net Assets
22

Notes to Financial Statements
24

Financial Highlights
29

Explanation of Financial Tables
33

Proxy Voting and Availability of Quarterly Portfolio Holdings
35

Basis for Board's Approval of Investment Advisory Contract
35

=====================================================

Dear Shareholder:

Over the past six months ended March 31, 2006, the U.S. economy and fixed-income markets have shown resilience while facing challenges from higher energy prices, the ongoing war in Iraq, rising interest rates and the aftermath of rebuilding from the Gulf coast hurricanes.

Despite these challenges, we appear to be in a period of healthy economic growth with moderate inflation. In February 2006, Ben Bernanke took over the reins at the Federal Reserve as Chairman, largely continuing Greenspan's policy of paced Fed funds rate increases to control inflation and economic growth.

The Impact of Rate Increases

As the Fed pushed short-term rates higher--up 1% to 4.75% over the reporting period--the yield curve, which had been inverted (a situation where interest rates for shorter-term securities are higher than those for longer-term ones) flattened, with interest rates rising across all maturities--from short-term money market rates to long-term Treasury bonds.

Bond prices saw a general decline by the end of the period, in response to rising rates, while money market investors were rewarded with higher yields. We believe at this point the Fed funds rate is now in "neutral" territory--neither overly accommodative nor restrictive of economic growth and inflation--and the Fed's future actions will be based on how the economy unfolds over the next several months.

Confidence in Our Fixed-Income Expertise

As we look ahead, we believe it's both a rewarding and challenging environment for fixed-income investors. Though bond prices generally decline as rates rise, keep in mind that over the long term, bond fund investors can benefit from the higher income and yields brought about by rising rates.

Calvert's expertise in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team for our bond funds has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.TM

Barron's Recognizes Calvert Again

The effectiveness of this strategy has been reflected in our results across many venues, including media appearances by our managers and press accolades. In fact, for the third consecutive year, in a 2006 survey conducted by Barron's, Calvert was named among the top 5 taxable bond fund families for the one-year period ended December 31, 2005.1 Calvert is the only fund family to have achieved a top-5 taxable bond fund family ranking for each of the past three years. You can be assured that our fixed-income management team will strive to deliver this same level of quality and results in the future.

A Long-Term, Disciplined Outlook

In any market, we believe it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond and money-market funds. We encourage you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the years ahead.

Sincerely,
Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2006

1. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, bond prices decrease. *Calvert was ranked #3 out of 65 fund complexes. Results were compiled by Lipper for the eleventh annual Fund Families Survey by Barron's, Feb 6, 2006 issue. Each fund was measured and ranked with its peers in the taxable bond fund category as tracked by Lipper for a one-year period ending 12/31/05. The ranking used a weighted average ranking system to assess asset-weighted performance, net of 12b-1 fees. The asset size of each fund in the taxable bond fund category accounted proportionately for the fund family's ranking in that category. Calvert ranked #1 of 73 fund complexes for the one-year period ended 12/31/04 (Barron's, Feb 7, 2005) and ranked #4 of 75 fund complexes for the one-year period ended 12/31/03 (Barron's, Feb 9, 2004). Investors should carefully consider the investment objective, risks, charges, and expenses of a mutual fund before investing. For a prospectus containing this and other information on any Calvert mutual fund, contact your financial advisor or call 1.800.CALVERT. Please read the prospectus carefully before investing.

Gregory Habeeb
Senior Portfolio Manager

Matt Nottingham, CFA
Portfolio Manager
of Calvert Asset Management Company

Performance

For the six-month reporting period ended March 31, 2006, Calvert Income Fund Class A shares (at NAV) returned 0.52%. * The benchmark Lehman U.S. Credit Index returned -0.68 % for the same period. Fund outperformance versus the benchmark was the result of our short relative duration, higher credit-quality bias, and several other strategies, as described below.

Investment Climate

During the reporting period, the Federal Reserve (Fed) pushed short-term interest rates higher (up 1% to 4.75%), and the yield curve, which had been inverted (interest rates for shorter-term securities had actually been higher than those for longer-term bonds), flattened. That is, interest rates rose across all maturities, from short-term money market funds to long-term Treasury bonds. Money-market rates moved up, with the three-month Treasury-bill rising to 4.63%.1 Long-term interest rates also increased. The benchmark 10-year Treasury yield rose 0.52%, to 4.86%, and the average 30-year mortgage rate climbed 0.44%, to 6.35%. Yields for corporate and municipal bonds also moved up.2 Strong investment from foreign investors, however, kept U.S. long-term bond yields lower than expected.

Despite sharply higher energy prices and a record damaging hurricane season, the economy looks to have grown by a respectable 3.1% pace over the reporting period, as measured by gross domestic product (GDP).3 On average, 188,000 new jobs were created monthly, and the unemployment rate fell 0.4%, to 4.7%.4 The core consumer price index (CPI) inflation measure, which excludes volatile food and energy prices, increased at a 2.2% annual pace over the reporting period.5

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Through the reporting period, we kept the portfolio positioned to benefit from rising interest rates. Yields across all maturities rose over the six-month period, and the Fund's short relative duration was a strong driver of outperformance. Once again, the Fund's allocation to short- and longer-term floating-rate notes, which are not in the benchmark, helped returns. (Interest rates on floating- or adjustable-rate securities reset periodically -- monthly or quarterly, for example -- and so can provide a benefit to a portfolio when increases occur in short-term rates such as the Fed funds rate.)

The portfolio's higher-credit-quality bias also remained in place, with a strategic allocation to very-high-quality securities and an underweight to lower-quality, investment-grade bonds. We also allocated approximately 10% of the portfolio to out-of-benchmark, high-yield securities.

Over the reporting period, securities rated AAA and AA did outperform those rated A and BBB, with the latter returning -0.81% versus 0.13% for AAAs.6 Returns in below- investment-grade issues were astounding, as reflected in a return of 3.58% for the Lehman U.S. Corporate High Yield Index. The Fund's credit barbell was a strong driver of performance over the reporting period. (A barbell strategy emphasizes investments at both ends of a spectrum -- in this case, credit quality -- but places little emphasis on holding issues in the middle portion of the spectrum.)

Outlook

Fed rate hikes have led to a monetary policy that is neither overly accommodative nor restrictive. We believe the target Fed funds rate will reach 5% in spring 2006 before the Fed ceases increases. After that, Fed action will depend on what the data indicate about the economy going forward. In what we view as a very smooth transition from the Greenspan era, Ben Bernanke took over as Fed Chairman on February 1, 2006.

We expect another year of reasonable economic growth in the U.S. Risks to the expansion, however, include a significant slowdown in the housing sector, dampening household consumption. Such a development would tend to push interest rates lower. On the other hand, a pickup in core inflation would push interest rates higher. Also important for U.S. bonds are the actions of the European Central Bank and the Bank of Japan. During the first quarter of 2006, both of these major central banks tightened monetary policy and, in response, global interest rates rose. The U.S. needs to offer relatively high interest rates to continue attracting the foreign investment in U.S. bonds that is required to cover the record-- and growing--current-account deficit.

Fund duration has been extended to seek higher yields, moving from slightly under 4 years on September 30, 2005 to 4.25 years on March 31, 2006. We anticipate that the Fund may take on more credit risk, as well, as valuations improve and better compensate investors for the credit risk.

April 2006

1. The three-month Treasury-bill yield rose 1.08 percentage points to 4.63%.

2. The Moody's Baa-rated corporate bond yield rose 0.40%, to 6.55%. The yield on the Bond Buyer Index of 20 general obligation municipal bonds increased 0.14%, to 4.53%.

3. In the fourth quarter of 2005, the economy grew 1.6%. The Wall Street Journal Survey of Economic Forecasters consensus is for 4.6% growth in the first quarter of 2006. First-quarter 2006 GDP had not been released at the time of this writing.

4. "Employment Situation Report," U.S. Department of Labor.

5. CPI data available through February 2006.

6. Source: Bloomberg.

Portfolio Statistics
March 31, 2006

Investment Performance
(total return at NAV)
	6 Months	12 Months
	ended	ended
	3/31/06	3/31/06
Class A	0.52%	2.97%
Class B	0.17%	2.14%
Class C	0.17%	2.26%
Class I	0.83%	3.64%
Lehman U.S. Credit Index**	(0.68%)	1.83%
Lipper Corporate Debt Funds BBB-Rated Avg.**	(0.05%)	2.22%

Maturity Schedule
Weighted Average
3/31/06	9/30/05
13 years	12 years

SEC Yields
	30 days ended
	3/31/06	9/30/05
Class A	4.33%	3.58%
Class B	3.76%	2.97%
Class C	3.80%	3.00%
Class I	5.16%	4.37%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

** Source: Lipper Analytical Services, Inc.

*Share return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 3.75%.

Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(0.89%)
Five year	5.73%
Ten year	7.58%

Class B Shares
One year	(1.86%)
Five year	5.74%
Since inception	6.30%
(7/30/99)
Class C Shares
One year	1.26%
Five year	5.77%
Since inception	6.64%
(7/31/00)
Class I Shares
One year	3.64%
Five year	7.18%
Since inception	7.95%
(2/26/99)

Portfolio Statistics
March 31, 2006

Sector Distribution	% of Total Investments
Asset Backed Securities	6.0%
Bank	7.6%
Brokerage	2.7%
Cash Equivalent	0.5%
Financial Services	12.0%
Government Agency Obligations	5.4%
Government Obligations	28.8%
Industrial	12.1%
Industrial - Finance	4.4%
Insurance	4.0%
Municipal Obligations	8.0%
Real Estate Investment Trust	2.1%
Sovereign Obligations	0.1%
Special Purpose	2.0%
Transportation	0.9%
Utility	3.4%
Total	100%

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%, or deferred sales charge as applicable. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,005.70	$6.04
Hypothetical	$1,000.00	$1,018.91	$6.08
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,001.10	$9.72
Hypothetical	$1,000.00	$1,015.22	$9.79
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,002.30	$9.51
Hypothetical	$1,000.00	$1,015.44	$9.57
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,008.90	$2.79
Hypothetical	$1,000.00	$1,022.15	$2.81
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, 1.95%, 1.90% and 0.56% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Schedule of Investments
March 31, 2006

	Principal
Corporate Bonds - 52.2%	Amount	Value
ACLC Business Loan Receivables Trust, 5.399%, 10/15/21 (e)(r)	$7,791,951	$7,484,407
AgFirst Farm Credit Bank
8.393%, 12/15/16 (r)	16,725,000	18,288,118
7.30%, 10/14/49 (e)	19,950,000	20,229,300
Alliance Mortgage Investments:
12.14%, 6/1/10 (r)	3,115,125	3,115,125
14.89%, 12/1/10 (r)	16,500,000	16,500,000
American Electric Power Co., Inc., 4.709%, 8/16/07 (r)	2,000,000	1,983,069
Ames True Temper, Inc., 10.00%, 7/15/12	1,350,000	1,128,937
APL Ltd., 8.00%, 1/15/24	13,525,000	13,423,562
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	49,891,000	29,934,600
Atmos Energy Corp., 4.975%, 10/15/07 (r)	24,962,000	24,956,352
Aurora Military Housing LLC:
5.605%, 12/15/35 (e)	4,000,000	3,888,960
5.655%, 12/15/41 (e)	5,000,000	4,866,350
Aurora Military Housing II LLC:
5.625%, 12/15/35 (e)	4,000,000	3,890,800
5.695%, 12/15/47 (e)	10,000,000	9,694,800
5.775%, 12/15/47 (e)	9,725,000	9,453,867
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	21,885,000	23,793,493
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	24,069,321	25,085,528
BAE Systems Holdings, Inc., 5.149%, 8/15/08 (e)(r)	15,890,000	15,884,926
Banco Santander Chile, 5.22%, 12/9/09 (e)(r)	4,000,000	3,998,920
Barclays Bank plc, 6.278%, 12/29/49 (r)	6,690,000	6,257,358
Bear Stearns Co's, Inc., 5.38%, 10/28/14 (r)	46,520,000	46,544,470
BF Saul, 7.50%, 3/1/14	13,150,000	13,445,875
BNSF Funding Trust I, 6.613%, 12/15/55	12,259,000	11,928,890
Brandywine Operating Partnership LP, 5.415%, 4/1/09 (r)	8,485,000	8,489,435
Brascan Corp., 7.125%, 6/15/12	14,825,000	15,862,439
Chase Funding Mortgage Loan, 4.045%, 5/25/33	4,800,000	4,728,245
Chatham Centre LLC VRDN, 4.95%, 4/1/22 (r)	1,600,000	1,600,000
Chevy Chase Bank FSB, 6.875%, 12/1/13	7,686,000	7,935,795
Chugach Electric Association, Inc., 6.55%, 3/15/11	2,780,000	2,903,538
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	3,500,000	3,606,356
Citibank Credit Card Issuance Trust, 4.75%, 10/22/12	3,000,000	2,952,013
CitiFinancial, 6.75%, 7/1/07	3,365,000	3,425,300
Citigroup, Inc., 5.125%, 2/14/11	6,000,000	5,925,768
CNL Funding, Inc., 7.721%, 8/25/09 (e)	7,386,877	7,471,376
Comcast Corp.:
5.90%, 3/15/16	3,700,000	3,630,684
6.50%, 11/15/35	11,000,000	10,688,187
Convergys Corp., 4.875%, 12/15/09	7,000,000	6,688,402
Countrywide Asset-Backed Certificates, 5.268%, 11/25/34 (r)	12,728,397	12,789,690
Countrywide Financial Corp., 5.26%, 4/1/11 (r)	58,200,000	58,133,082
Countrywide Home Loans, Inc., 4.689%, 4/12/06 (r)	2,000,000	1,999,874
Credit Suisse First Boston USA, Inc., 5.00%, 12/9/08 (r)	1,000,000	1,000,996
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	39,250,000	37,662,110
CSX Corp., 4.99%, 8/3/06 (r)	24,937,000	24,956,600

	Principal
Corporate Bonds - Cont'd	Amount	Value
Daimler-Chrysler North American Holding Corp.:
5.10%, 11/17/06 (r)	$8,850,000	$8,854,316
5.33%, 3/13/09 (r)	5,000,000	4,998,884
Deluxe Corp., 5.125%, 10/1/14	9,200,000	7,567,000
Dime Community Bancshares, Inc.:
9.25%, 5/1/10 (e)	2,000,000	2,218,773
9.25%, 5/1/10	500,000	554,693
Dominion Resources, Inc.:
5.265%, 9/28/07 (r)	16,180,000	16,201,702
5.687%, 12/1/25	6,800,000	6,823,672
Duke Realty LP, 5.195%, 12/22/06 (r)	12,900,000	12,897,921
E*Trade Financial Corp.:
8.00%, 6/15/11	9,150,000	9,516,000
7.375%, 9/15/13	1,750,000	1,793,750
7.875%, 12/1/15	5,490,000	5,819,400
Eastern Energy Ltd., 6.75%, 12/1/06 (e)	3,850,000	3,885,243
Enterprise Mortgage Acceptance Co. LLC:
Interest Only, 1.24%, 1/15/25 (e)(r)	80,135,967	3,042,683
6.90%, 10/15/25 (e)	24,204,259	10,286,810
First Republic Bank, 7.75%, 9/15/12	7,307,500	7,849,722
First Tennessee Bank:
5.316%, 12/8/08	10,750,000	10,716,269
5.65%, 4/1/16	4,750,000	4,695,280
Ford Motor Credit Co.:
6.50%, 1/25/07	1,645,000	1,636,002
5.795%, 9/28/07 (r)	14,690,000	14,110,839
7.68%, 11/2/07 (r)	45,400,000	44,490,348
General Motors Acceptance Corp.:
5.645%, 5/18/06 (r)	6,270,000	6,255,685
4.25%, 1/15/07	100,000	96,794
6.75%, 12/1/14	7,400,000	6,644,419
7.02%, 12/1/14 (r)	36,915,000	33,335,220
Glitnir Bank, 4.76%, 10/15/08 (e)(r)	9,750,000	9,748,530
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	11,900,000	11,462,248
Trust III, 5.361%, 2/15/36 (e)	21,950,000	21,630,188
Golden Securities Corp., 4.93%, 12/2/13 (e)(r)	22,478,346	22,453,762
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	13,166,000	13,735,429
Goldman Sachs Group, Inc.:
5.385%, 3/22/16 (r)	11,700,000	11,717,597
6.345%, 2/15/34	15,752,000	15,620,660
HBOS Treasury Services plc, 6.413%, 9/29/49 (e)(r)	11,100,000	10,397,936
HCA Inc., 7.125%, 6/1/06	6,160,000	6,174,971
Health Care REIT, Inc., 6.20%, 6/1/16	3,020,000	3,009,970
HRPT Properties Trust, 5.517%, 3/16/11 (r)	12,900,000	12,891,834
IKON Receivables LLC, 4.989%, 12/17/07 (r)	13,343	13,343
Impac CMB Trust:
5.168%, 10/25/33 (r)	4,027,729	4,062,997
5.138%, 9/25/34 (r)	5,794,856	5,806,439
5.078%, 4/25/35 (r)	16,505,285	16,559,973
5.128%, 4/25/35 (r)	5,914,394	5,939,989
5.088%, 5/25/35 (r)	25,430,626	25,519,735
5.138%, 8/25/35 (r)	18,454,749	18,456,458

	Principal
Corporate Bonds - Cont'd	Amount	Value
Independence Community Bank Corp., STEP, 3.75% to 4/1/09,
floating rate thereafter 4/1/14 (r)	$15,350,000	$14,511,175
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	10,340,000	10,966,001
Interpool Capital Trust, 9.875%, 2/15/27	47,283,000	46,337,340
Interpool, Inc., 7.35%, 8/1/07	1,525,000	1,551,687
Jackson National Life Global Funding, 4.671%, 4/20/07 (e)(r)	5,000,000	4,997,024
Johnson Controls, Inc., 5.25%, 1/15/11	3,000,000	2,951,472
JP Morgan Chase & Co., 4.92%, 10/28/08 (r)	72,800,000	72,742,721
Kimco Realty Corp., 4.88%, 8/1/06 (r)	9,900,000	9,901,930
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	38,445,000	32,101,575
Lehman Brothers Holdings E-Capital Trust I,
5.55%, 8/19/65 (e)(r)	2,890,000	2,885,087
Lehman Brothers Holdings, Inc., 4.93%, 9/8/08 (r)	7,157,000	7,074,231
Lennar Corp., 5.27%, 8/20/07 (r)	17,560,000	17,553,977
Leucadia National Corp., 7.00%, 8/15/13	27,875,000	27,979,531
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	961,331
8.30%, 12/1/37 (e)(m)*	33,720,000	632,250
8.45%, 12/1/97 (e)(m)*	1,000,000	18,750
Mangrove Bay Pass-Through Trust, STEP, 6.102%, to 7/15/13,
floating rate thereafter 7/15/33 (e)(r)	2,300,000	2,221,501
Masco Corp., 5.12%, 3/9/07 (e)(r)	18,000,000	18,039,978
Meridian Funding Co. LLC:
5.27%, 8/30/07 (e)(r)	13,220,000	13,226,676
4.741%, 10/6/08 (e)(r)	20,568,215	20,574,262
5.089%, 10/15/14 (e)(r)	39,250,000	39,262,874
Merrill Lynch & Co., Inc., 7.00%, 1/15/07	4,680,000	4,726,269
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	509,559
Mid-Atlantic Family Military Communities LLC:
5.24%, 8/1/50 (e)	2,500,000	2,345,575
5.30%, 8/1/50 (e)	17,245,000	16,218,750
Midwest Family Housing LLC:
5.531%, 1/1/51 (e)	4,250,000	4,026,110
5.581%, 1/1/51 (e)	4,720,000	4,504,438
NationsBank Cap Trust III, 5.15%, 1/15/27 (r)	1,500,000	1,445,457
Nationwide Health Properties, Inc. :
6.00%, 5/20/15	13,455,000	13,128,431
6.90%, 10/1/37	6,090,000	6,367,322
6.59%, 7/7/38	1,890,000	1,931,063
New Valley Generation V, 4.929%, 1/15/21	2,499,014	2,396,689
New York State Community Statutory Trust II,
8.29%, 12/28/31 (e)(r)	3,500,000	3,535,000
Noble Group Ltd., 6.625%, 3/17/15 (e)	26,550,000	23,895,000
Odyssey Re Holdings Corp.:
7.65%, 11/1/13	12,500,000	12,461,189
6.875%, 5/1/15	10,835,000	10,208,874
Orkney Re II plc, 7.50%, 12/21/35 (e)(r)	19,550,000	19,550,000
Overseas Private Investment Corp., 4.05%, 11/15/14	2,900,800	2,749,146
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	26,965,000	26,965,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
Pacific Pilot Funding Ltd., 5.351%, 10/20/16 (e)(r)	$6,362,152	$6,344,249
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	4,400,000	4,438,016
Pepco Holdings, Inc., 5.445%, 6/1/10 (r)	5,000,000	4,993,692
Pioneer Natural Resources Co., 5.875%, 7/15/16	24,030,000	22,736,145
Preferred Term Securities IX Ltd., 5.269%, 4/3/33 (e)(r)	1,000,000	1,009,350
Preferred Term Securities XIX Ltd., 5.31%, 3/22/38 (e)(r)	10,250,000	10,250,000
Premium Asset Trust, 4.80%, 10/8/09 (e)(r)	21,700,000	21,712,326
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	8,385,000	9,437,955
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	1,000,000	1,019,250
Public Service Enterprise Group, Inc., 5.305%, 9/21/08 (r)	30,600,000	30,629,590
Public Steers Trust, 6.646%, 11/15/18	4,951,313	4,446,898
Puget Sound Energy Inc., 7.02%, 12/1/27	571,000	648,529
RBS Capital Trust I, 5.779%, 9/29/49 (r)	26,280,000	26,340,970
RC Trust I, 7.00%, 5/15/06	22,750,000	22,977,500
Reed Elsevier Capital, Inc., 5.24%, 6/15/10 (r)	5,700,000	5,698,818
Residential Capital Corp.:
6.335%, 6/29/07 (r)	130,380,000	131,388,880
6.07%, 11/21/08 (r)	41,480,000	41,954,386
Sabre Holdings Corp., 6.35%, 3/15/16	13,870,000	13,498,025
Simon Property Group LP, 7.00%, 7/15/09	2,865,000	2,987,710
Skyway Concession Co. LLC, 5.24%, 6/30/17 (e)(r)	5,000,000	4,995,630
SLM Student Loan Trust, 5.13%, 12/15/17 (r)	7,575,453	7,612,270
Southern California Gas Co., 4.99%, 12/1/09 (r)	5,900,000	5,898,100
Sovereign Bancorp, Inc.:
5.10%, 3/1/09 (e)(r)	8,735,000	8,727,429
4.80%, 9/1/10 (e)	5,000,000	4,828,683
Sovereign Bank:
4.00%, 2/1/08	9,350,000	9,141,897
STEP, 4.375%, to 8/1/08, floating thereafter 8/1/13 (r)	13,000,000	12,618,864
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97(e)(r)	26,500,000	8,436,566
Spieker Properties LP, 6.75%, 1/15/08	8,255,000	8,419,830
St. Paul Travelers Co's, Inc., 5.01%, 8/16/07	5,000,000	4,975,593
Sterling Equipment, Inc., 6.125%, 9/28/19	337,919	350,977
TIERS Trust:
8.45%, 12/1/17 (n)*	8,559,893	128,398
STEP, 0.00% to 4/15/18, 7.697% thereafter to 10/15/97 (e)(r)	11,001,000	3,024,388
STEP, 0.00% to 10/15/28, 7.697% thereafter to 10/1/97 (r)	15,000,000	1,655,580
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (e)(r)	12,295,000	833,838
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/11 (e)	7,600,000	5,809,957
2/15/19 (e)	5,000,000	2,354,580
2/15/45 (e)	644,291,758	75,942,669
Tyco International Group SA, Participation Certificate Trust,
4.436%, 6/15/07 (e)	9,250,000	9,099,456
United Parcel Services, Inc., 4.241%, 3/27/50 (r)	2,030,000	2,031,694
UnumProvident Corp., 5.997%, 5/15/08	1,800,000	1,799,995
Verizon Communications, Inc., 4.879%, 8/15/07 (r)	30,700,000	30,702,534
Verizon North, Inc., 5.634%, 1/1/21 (e)	4,785,000	4,469,450

	Principal
Corporate Bonds - Cont'd	Amount	Value
Verizon Pennsylvania, Inc.:
8.35%, 12/15/30	$4,590,000	$5,051,964
8.75%, 8/15/31	2,370,000	2,718,147
Vodafone Group plc:
5.05%, 12/28/07 (r)	7,250,000	7,254,082
5.257%, 6/15/11 (r)	6,500,000	6,504,688
Wachovia Capital Trust III, 5.80%, 3/15/42 (r)	16,750,000	16,413,241
Westfield Capital Corp Ltd., 4.98%, 11/2/07 (e)(r)	21,000,000	21,052,836
William Street Funding Corp., 5.134%, 4/23/09 (e)(r)	19,000,000	19,152,372
World Financial Network, Credit Card Master Note Trust,
5.119%, 5/15/12 (r)	3,900,000	3,925,822
Xerox Corp, 6.40%, 3/15/16	3,500,000	3,495,625

Total Corporate Bonds (Cost $2,214,276,370)		2,143,115,770

Taxable Municipal Obligations - 8.2%
Alabaster Alabama GO Bonds:
5.36%, 4/1/18	475,000	459,501
5.38%, 4/1/19	780,000	752,443
5.40%, 4/1/20	840,000	805,753
5.45%, 4/1/21	880,000	838,420
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon:
10/1/09	5,155,000	4,273,289
10/1/10	16,230,000	12,734,545
Baltimore Maryland General Revenue Bonds:
5.03%, 7/1/13	1,460,000	1,420,157
5.05%, 7/1/14	1,520,000	1,474,506
5.07%, 7/1/15	1,340,000	1,296,182
5.27%, 7/1/18	2,435,000	2,366,333
Bartow-Cartersville Georgia Joint IDA Revenue Bonds:
5.55%, 11/1/20	3,970,000	3,842,682
5.91%, 11/1/26	2,000,000	1,926,200
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	1,585,000	1,549,702
Brownsville Texas Utility System Revenue Bonds:
5.084%, 9/1/16	2,000,000	1,913,200
5.204%, 9/1/17	2,275,000	2,186,662
5.304%, 9/1/19	2,000,000	1,913,680
California Statewide Communities Development Authority Revenue
Bonds, Zero Coupon:
6/1/15	1,205,000	727,724
6/1/17	1,835,000	983,707
6/1/19	1,975,000	937,730
Chambers County Alabama IDA Revenue VRDN, 4.83%, 2/1/28 (r)	1,200,000	1,200,000
Chicago Illinois GO Bonds:
5.30%, 1/1/14	1,940,000	1,915,614
5.375%, 1/1/16	5,850,000	5,777,518
Dallas Texas GO Bonds, STEP, 5.25%, 2/15/24 (r)	4,890,000	4,847,359
Detroit Michigan GO Bonds:
4.96%, 4/1/20	9,500,000	8,802,225
5.15%, 4/1/25	17,655,000	16,229,888

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Eugene Oregon Electric Utilities Revenue Bonds,
Zero Coupon, 8/1/25	$1,500,000	$501,885
Fairfield California Pension Obligation Revenue Bonds,
5.34%, 6/1/25	1,960,000	1,875,994
Florida State First Governmental Financing Commission
Revenue Bonds:
5.05%, 7/1/14	285,000	276,470
5.10%, 7/1/15	300,000	290,835
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	1,175,000	1,122,806
Grant County Washington Public Utility District No. 2
Revenue Bonds:
4.76%, 1/1/13	400,000	385,868
5.11%, 1/1/13	1,210,000	1,184,251
5.29%, 1/1/20	2,415,000	2,341,246
5.48%, 1/1/21	990,000	982,268
Hoffman Estates Illinois GO Bonds, 5.15%, 12/1/17	1,135,000	1,085,037
Howell Township New Jersey School District GO Bonds,
5.30%, 7/15/19	660,000	643,368
Indiana State Bond Bank Revenue Bonds:
5.22%, 1/15/18	2,510,000	2,430,383
5.38%, 7/15/18	780,000	765,508
5.32%, 1/15/19	3,595,000	3,481,326
5.44%, 7/15/19	3,030,000	2,979,126
5.49%, 7/15/20	3,170,000	3,126,539
Inglewood California Pension Funding Revenue Bonds:
4.79%, 9/1/11	235,000	227,402
4.82%, 9/1/12	250,000	240,417
4.90%, 9/1/13	260,000	249,064
4.94%, 9/1/14	275,000	262,812
4.95%, 9/1/15	285,000	271,032
Jersey City New Jersey GO Bonds, 5.38%, 9/1/16	7,755,000	7,693,115
Kalamazoo Michigan Building Authority GO Bonds,
5.00%, 10/1/20	730,000	691,755
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	4,485,000	4,336,188
Long Beach California Bond Finance Authority Revenue Bonds:
5.34%, 8/1/35	5,000,000	4,595,600
5.44%, 8/1/40	5,000,000	4,563,250
Malibu California Integrated Water Quality Improvement COPs:
5.82%, 7/1/26	850,000	838,967
5.88%, 7/1/32	2,320,000	2,294,967
Metropolitan Washington DC Airport Authority System
Revenue Bonds:
5.59%, 10/1/25	2,785,000	2,745,982
5.69%, 10/1/30	2,835,000	2,739,517
Mississippi State Development Bank SO Revenue Bonds:
5.04%, 6/1/20 Project A	1,940,000	1,807,595
5.04%, 6/1/20 Project B	990,000	922,432
5.375%, 1/1/22	1,265,000	1,219,966
5.60%, 1/1/26	1,470,000	1,394,207
New York State MMC Corp. Revenue VRDN, 4.80%, 11/1/35 (r)	10,915,000	10,915,000
New York State Sales Tax Asset Receivables Corp. Revenue Bonds:
3.60%, 10/15/08	1,500,000	1,441,620
4.06%, 10/15/10	1,000,000	949,450
Northwest Washington Electric Energy Revenue Bonds:
4.06%, 7/1/09	1,150,000	1,107,163
4.49%, 7/1/11	2,500,000	2,398,100

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.653%, 9/1/21	$19,635,000	$19,381,709
5.827%, 9/1/26	7,295,000	7,206,293
Oceanside California Pension Obligation Revenue Bonds:
4.95%, 8/15/16	2,215,000	2,112,800
5.14%, 8/15/18	2,760,000	2,626,278
5.20%, 8/15/19	3,070,000	2,921,995
5.25%, 8/15/20	3,285,000	3,131,755
Oconomowoc Wisconsin Area School District GO Bonds,
5.44%, 3/1/21	780,000	753,691
Oregon School Boards Association GO Bonds,
Zero Coupon, 6/30/06	7,585,000	7,486,850
Philadelphia Pennsylvania IDA Revenue Bonds,
Zero Coupon, 4/15/19	3,375,000	1,624,725
Philadelphia Pennsylvania School District GO Bonds,
5.09%, 7/1/20	7,990,000	7,570,365
Pomona California Pension Refunding PO Revenue Bonds,
5.832%, 7/1/35	29,625,000	28,451,258
Rio Rancho New Mexico Event Center Revenue Bonds,
5.00%, 6/1/20	3,260,000	3,061,075
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds:
5.11%, 12/1/13	1,235,000	1,197,604
5.54%, 12/1/20	23,120,000	22,352,416
San Jose California Redevelopment Agency Tax Allocation Bonds:
5.10%, 8/1/20	3,960,000	3,718,044
5.46%, 8/1/35	5,300,000	4,822,788
Santa Cruz County California Redevelopment Agency
Tax Allocation Revenue Bonds, 5.60%, 9/1/25	1,815,000	1,760,604
Thousand Oaks California Redevelopment Agency
Tax Allocation Bonds:
5.00%, 12/1/12	675,000	654,898
5.00%, 12/1/13	710,000	683,687
5.00%, 12/1/14	745,000	714,135
5.125%, 12/1/15	785,000	755,751
5.125%, 12/1/16	830,000	796,020
5.25%, 12/1/21	4,000,000	3,783,120
5.375%, 12/1/21	4,880,000	4,702,026
University of Central Florida COPs:
5.125%, 10/1/20	2,750,000	2,561,983
5.375%, 10/1/35	14,980,000	13,549,260
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	11,735,000	10,916,132
5.442%, 7/1/50	3,990,000	3,712,416
Vigo County Indiana Industrial Redevelopment Authority
Revenue Bonds, 5.30%, 2/1/21	2,750,000	2,580,408
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	3,190,000	2,993,656
5.15%, 1/1/24	3,630,000	3,355,173
Wilkes-Barre Pennsylvania GO Bonds:
5.28%, 11/15/19	1,715,000	1,636,350
5.48%, 11/15/24	4,435,000	4,230,680

Total Taxable Municipal Obligations (Cost $348,639,881)		336,359,476

U.S. Government Agencies and	Principal
Instrumentalities - 5.1%	Amount	Value
Central American Bank For Economic Integration AID Bonds,
Guaranteed by the United States Agency of International
Development, 6.79%, 10/1/10	$4,078,893	$4,157,982
Fannie Mae, 5.50%, 12/25/16	5,848,949	5,771,983
Federal Home Loan Bank:
Discount Notes, 4/3/06	27,300,000	27,293,023
4.60%, 10/26/07	29,600,000	29,454,341
Freddie Mac:
5.125%, 12/15/13	79,323,809	78,010,897
4.10%, 1/28/14 (r)	5,000,000	4,780,641
5.625%, 11/23/35	16,770,000	16,102,034
Ginnie Mae, 11.00%, 10/15/15	621	681
Small Business Administration:
5.038%, 3/10/15	6,965,820	6,730,470
4.94%, 8/10/15	23,611,816	22,643,387
5.408%, 2/10/16	13,800,000	13,646,113

Total U.S. Government Agencies and Instrumentalities
(Cost $212,292,338)		208,591,552

U.S. Treasury - 28.1%
United States Treasury Bonds:
5.375%, 2/15/31	23,274,000	24,503,157
4.50%, 2/15/36	3,000,000	2,814,375
United States Treasury Notes:
2.625%, 11/15/06	20,000,000	19,728,125
3.625%, 6/30/07	12,000,000	11,814,375
2.75%, 8/15/07	86,000,000	83,581,250
4.00%, 8/31/07	28,100,000	27,766,313
4.00%, 9/30/07	25,000,000	24,687,500
4.25%, 10/31/07	57,500,000	56,951,953
4.25%, 11/30/07	13,900,000	13,758,828
4.375%, 12/31/07	43,000,000	42,657,344
4.625%, 2/29/08	9,000,000	8,963,437
4.625%, 3/31/08	4,000,000	3,984,375
4.125%, 8/15/10	25,000,000	24,308,593
4.50%, 2/28/11	18,065,000	17,799,671
4.75%, 3/31/11	2,000,000	1,994,063
4.00%, 2/15/15	110,000	103,091
4.25%, 8/15/15	12,680,000	12,079,681
4.50%, 11/15/15	430,329,000	417,553,595
4.50%, 2/15/16	370,614,000	360,444,804

Total U.S. Treasury (Cost $1,170,622,539)		1,155,494,530

	Principal
Repurchase Agreements - 0.5%	Amount	Value
State Street Bank Repurchase Agreement, 4.15%, 4/3/06	$20,000,000	$20,000,000
(Repurchase proceeds $20,006,916)
(Collateral: $20,603,771, U.S. Treasury Bonds, 4.625%, 5/15/06)
Total Repurchase Agreements (Cost $20,000,000)		20,000,000

Equity Securities - 3.7%	Shares
BAC Capital Trust VIII, Preferred	515,000	12,343,932
Conseco, Inc.:
Preferred	1,077,900	32,013,630
Warrants (strike price $27.60/share, expires 9/10/08)*	4,955	15,312
First Republic Preferred Capital Corp., Preferred (e)	6,050	6,655,000
Ford Motor Co. Capital Trust II, Preferred	106,200	3,191,310
ING Groep NV, Preferred	149,600	3,650,240
Manitoba Telecom Services, Inc.	8,310	305,944
MFH Financial Trust I, Preferred (e)	400,000	39,600,000
Richmond County Capital Corp., Preferred (e)	75	7,532,813
Roslyn Real Estate Asset Corp., Preferred	222	22,200,000
Willis Lease Finance Corp., Preferred	100,000	1,012,000
WoodBourne Pass-Through Trust, Preferred (e)	258	25,937,063

Total Equity Securities (Cost $150,570,620)		154,457,244

TOTAL INVESTMENTS (Cost $4,116,401,748) - 97.8%		4,018,018,572
Other assets and liabilities, net - 2.2%		89,023,089
Net Assets - 100%		$4,107,041,661

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	977	06/06	$199,170,610	$15,448
10 Year U.S. Treasury Notes	2160	06/06	229,803,750	(1,379,024)
Total Purchased				($1,363,576)

Sold:
U.S. Treasury Bonds	1616	06/06	176,396,500	$3,270,753
5 Year U.S. Treasury Notes	248	06/06	25,900,500	113,325
Total Sold				$3,384,078

* Non-income producing security.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of Participation

FSB: Federal Savings Bank

GO: General Obligation

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LP: Limited Partnership

MFH: Multi-Family Housing

PO: Pension Obligation

REIT: Real Estate Investment Trust

SO: Special Obligation

STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specific future date(s).

VRDN: Variable Rate Demand Note

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

Assets
Investments in securities, at value (Cost $4,116,401,748) -
see accompanying schedule	$4,018,018,572
Cash	1,379,869
Receivable for securities sold	217,666,488
Receivable for futures variation margin	276,209
Receivable for shares sold	21,216,313
Interest and dividends receivable	36,755,902
Collateral at Broker for futures (Cash)	549,080
Other assets	101,238
Total assets	4,295,963,671

Liabilities
Payable for securities purchased	175,950,770
Payable shares redeemed	8,078,276
Payable to Calvert Asset Management Company, Inc.	2,122,391
Payable to Calvert Administrative Services Company	981,369
Payable to Calvert Shareholder Services, Inc.	66,795
Payable to Calvert Distributors, Inc.	1,260,756
Accrued expenses and other liabilities	461,653
Total liabilities	188,922,010
Net Assets	$4,107,041,661

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 205,649,584 shares outstanding	$3,499,635,410
Class B: 18,975,665 shares outstanding	320,909,849
Class C: 20,006,105 shares outstanding	337,897,474
Class I: 3,583,034 shares outstanding	60,062,206
Undistributed net investment income	1,743,726
Accumulated net realized gain (loss) on investments	(16,844,313)
Net unrealized appreciation (depreciation) on investments	(96,362,691)

Net Assets	$4,107,041,661

Net Asset Value Per Share
Class A (based on net assets of $3,403,356,313)	$16.55
Class B (based on net assets of $313,605,933)	$16.53
Class C (based on net assets of $330,848,798)	$16.54
Class I (based on net assets of $59,230,617)	$16.53

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2006

Net Investment Income
Investment Income:
Interest income	$99,351,145
Dividend income (net of foreign taxes withheld of $9,991)	5,707,681
Total investment income	105,058,826
Expenses:
Investment advisory fee	7,473,046
Administrative fees	5,504,735
Transfer agency fees and expenses	4,260,506
Distribution plan expenses:
Class A	3,948,443
Class B	1,663,593
Class C	1,510,765
Trustees' fees and expenses	137,668
Custodian fees	209,527
Registration fees	76,490
Reports to shareholders	440,169
Professional fees	29,696
Accounting fees	212,267
Miscellaneous	61,773
Total expenses	25,528,678
Fees paid indirectly	(159,837)
Net expenses	25,368,841
Net Investment Income	79,689,985

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(8,449,632)
Foreign currency transactions	(57)
Futures	(536,914)
(8,986,603)
Change in unrealized appreciation (depreciation) on:
Investments	(55,319,131)
Foreign currency transactions	(81)
Futures	1,774,976
(53,544,236)

Net Realized and Unrealized Gain
(Loss)	(62,530,839)

Increase (Decrease) in Net Assets
Resulting From Operations	$17,159,146

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$79,689,985	$106,804,543
Net realized gain (loss)	(8,986,603)	47,009,850
Change in unrealized appreciation (depreciation)	(53,544,236)	(31,091,332)

Increase (Decrease) in Net Assets
Resulting From Operations	17,159,146	122,723,061

Distributions to shareholders from
Net investment income:
Class A Shares	(66,747,233)	(88,121,717)
Class B Shares	(5,768,793)	(9,450,632)
Class C Shares	(5,354,184)	(6,801,026)
Class I Shares	(1,440,264)	(2,464,298)
Net realized gain:
Class A Shares	(39,781,578)	(61,213,775)
Class B Shares	(4,325,380)	(9,320,599)
Class C Shares	(3,789,652)	(6,053,091)
Class I Shares	(747,623)	(1,762,206)
Total distributions	(127,954,707)	(185,187,344)

Capital share transactions:
Shares sold:
Class A Shares	825,261,071	1,240,299,896
Class B Shares	13,426,624	32,123,271
Class C Shares	80,287,878	101,040,637
Class I Shares	10,418,639	13,532,739
Reinvestment of distributions:
Class A Shares	82,906,701	112,473,260
Class B Shares	7,030,845	12,851,904
Class C Shares	5,140,584	7,060,721
Class I Shares	2,183,822	4,226,504
Redemption fees:
Class A Shares	26,017	51,059
Class B Shares	973	6
Class C Shares	4,657	575
Shares redeemed:
Class A Shares	(390,457,510)	(637,048,837)
Class B Shares	(44,163,873)	(64,516,330)
Class C Shares	(31,749,748)	(49,365,585)
Class I Shares	(13,676,780)	(22,025,539)
Total capital share transactions	546,639,900	750,704,281

Total Increase (Decrease) in Net Assets	435,844,339	688,239,998

Net Assets
Beginning of period	3,671,197,322	2,982,957,324
End of period (including undistributed net investment income of $1,743,726 and $1,364,215, respectively.)	$4,107,041,661	$3,671,197,322

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	49,163,764	72,478,531
Class B Shares	799,872	1,877,875
Class C Shares	4,790,016	5,910,130
Class I Shares	622,072	790,130
Reinvestment of distributions:
Class A Shares	4,952,587	6,600,180
Class B Shares	420,430	755,142
Class C Shares	307,377	414,830
Class I Shares	130,538	248,016
Shares redeemed:
Class A Shares	(23,266,738)	(37,282,050)
Class B Shares	(2,634,351)	(3,776,524)
Class C Shares	(1,892,833)	(2,889,030)
Class I Shares	(813,721)	(1,295,692)
Total capital share activity	32,579,013	43,831,538

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Income Fund (the Fund), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2006, no securities were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the Advisor) is wholly-owned by Calvert Group, Ltd. (Calvert), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, and .375% over $2 billion.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, and C shares pay an annual rate of .30% on the first $3 billion and 0.25% over $3 billion. Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B and C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00% and 1.00% annually of the Fund's average daily net assets of Class A, B and C, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $389,065 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2006.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $353,357 for the six months ended March 31, 2006. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $2,890,248,355 and $2,858,232,295, respectively. U.S. Government security purchases and sales were $7,995,890,741 and $7,282,157,816, respectively.

The cost of investments owned at March 31, 2006 for federal income tax purposes was $4,130,593,094. Net unrealized depreciation aggregated $112,574,522, of which $26,583,384 related to appreciated securities and $139,157,906 related to depreciated securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2006, such purchase and sales transactions were $139,640,000 and $188,435,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation (SSC). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2006. For the six months ended March 31, 2006, borrowings by the Fund under the Agreement were as follows:

Weighted	Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$250,085	5.20%	$12,296,763	March 2006

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$17.03	$17.37	$17.53
Income from investment operations
Net investment income	.35	.57	.53
Net realized and unrealized gain	(.26)	.09	.65
Total from investment operations	.09	.66	1.18
Distributions from
Net investment income	(.35)	(.57)	(.54)
Net realized gain	(.22)	(.43)	(.80)
Total distributions	(.57)	(1.00)	(1.34)
Total increase (decrease) in net asset value	(.48)	(.34)	(.16)
Net asset value, ending	$16.55	$17.03	$17.37

Total return*	0.52%	3.95%	7.03%
Ratios to average net assets: A
Net investment income	4.25% (a)	3.36%	3.08%
Total expenses	1.22% (a)	1.20%	1.21%
Expenses before offsets	1.22% (a)	1.20%	1.21%
Net expenses	1.21% (a)	1.19%	1.20%
Portfolio turnover	282%	742%	824%
Net assets, ending (in thousands)	$3,403,356	$2,976,466	$2,309,621

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$16.14	$17.48	$16.66
Income from investment operations
Net investment income	.79	1.03	1.14
Net realized and unrealized gain (loss)	1.48	(.71)	.98
Total from investment operations	2.27	.32	2.12
Distributions from
Net investment income	(.78)	(1.04)	(1.14)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.88)	(1.66)	(1.30)
Total increase (decrease) in net asset value	1.39	(1.34)	.82
Net asset value, ending	$17.53	$16.14	$17.48

Total return*	14.51%	1.93%	13.31%
Ratios to average net assets: A
Net investment income	4.69%	6.21%	6.66%
Total expenses	1.21%	1.12%	1.10%
Expenses before offsets	1.21%	1.12%	1.10%
Net expenses	1.21%	1.11%	1.08%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$1,673,699	$1,490,514	$945,671

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$17.01	$17.35	$17.52
Income from investment operations
Net investment income	.29	.45	.41
Net realized and unrealized gain (loss)	(.26)	.09	.64
Total from investment operations	.03	.54	1.05
Distributions from
Net investment income	(.29)	(.45)	(.42)
Net realized gain	(.22)	(.43)	(.80)
Total distributions	(.51)	(.88)	(1.22)
Total increase (decrease) in net asset value	(.48)	(.34)	(.17)
Net asset value, ending	$16.53	$17.01	$17.35

Total return*	0.17%	3.22%	6.20%
Ratios to average net assets: A
Net investment income	3.48% (a)	2.60%	2.37%
Total expenses	1.96% (a)	1.94%	1.95%
Expenses before offsets	1.96% (a)	1.94%	1.95%
Net expenses	1.95% (a)	1.93%	1.93%
Portfolio turnover	282%	742%	824%
Net assets, ending (in thousands)	$313,606	$346,829	$373,648

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$16.13	$17.47	$16.66
Income from investment operations
Net investment income	.66	.89	1.00
Net realized and unrealized gain (loss)	1.48	(.71)	.98
Total from investment operations	2.14	.18	1.98
Distributions from
Net investment income	(.65)	(.90)	(1.01)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.75)	(1.52)	(1.17)
Total increase (decrease) in net asset value	1.39	(1.34)	.81
Net asset value, ending	$17.52	$16.13	$17.47

Total return*	13.67%	1.14%	12.38%
Ratios to average net assets: A
Net investment income	3.94%	5.42%	5.74%
Total expenses	1.94%	1.94%	1.93%
Expenses before offsets	1.94%	1.94%	1.93%
Net expenses	1.94%	1.93%	1.91%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$369,355	$321,562	$144,580

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$17.02	$17.35	$17.52
Income from investment operations
Net investment income	.29	.45	.41
Net realized and unrealized gain (loss)	(.26)	.10	.64
Total from investment operations	.03	.55	1.05
Distributions from
Net investment income	(.29)	(.45)	(.42)
Net realized gain	(.22)	(.43)	(.80)
Total distributions	(.51)	(.88)	(1.22)
Total increase (decrease) in net asset value	(.48)	(.33)	(.17)
Net asset value, ending	$16.54	$17.02	$17.35

Total return*	0.17%	3.29%	6.23%
Ratios to average net assets: A
Net investment income	3.56% (a)	2.66%	2.39%
Total expenses	1.91% (a)	1.91%	1.92%
Expenses before offsets	1.91% (a)	1.91%	1.92%
Net expenses	1.90% (a)	1.90%	1.91%
Portfolio turnover	282%	742%	824%
Net assets, ending (in thousands)	$330,849	$285,889	$231,952

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$16.13	$17.47	$16.67
Income from investment operations
Net investment income	.67	.89	.98
Net realized and unrealized gain (loss)	1.48	(.71)	.95
Total from investment operations	2.15	.18	1.93
Distributions from
Net investment income	(.66)	(.90)	(.97)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.76)	(1.52)	(1.13)
Total increase (decrease) in net asset value	1.39	(1.34)	.80
Net asset value, ending	$17.52	$16.13	$17.47

Total return*	13.72%	1.09%	12.09%
Ratios to average net assets: A
Net investment income	3.98%	5.40%	5.32%
Total expenses	1.89%	1.97%	2.09%
Expenses before offsets	1.89%	1.97%	2.09%
Net expenses	1.88%	1.96%	2.06%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$194,686	$159,007	$38,185

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$17.02	$17.36	$17.53
Income from investment operations
Net investment income	.41	.69	.64
Net realized and unrealized gain	(.27)	.09	.64
Total from investment operations	.14	.78	1.28
Distributions from
Net investment income	(.41)	(.69)	(.65)
Net realized gain	(.22)	(.43)	(.80)
Total distributions	(.63)	(1.12)	(1.45)
Total increase (decrease) in net asset value	(.49)	(.34)	(.17)
Net asset value, ending	$16.53	$17.02	$17.36

Total return*	0.83%	4.66%	7.65%
Ratios to average net assets: A
Net investment income	4.89% (a)	3.98%	3.74%
Total expenses	.57% (a)	.55%	.56%
Expenses before offsets	.57% (a)	.55%	.56%
Net expenses	.56% (a)	.55%	.56%
Portfolio turnover	282%	742%	824%
Net assets, ending (in thousands)	$59,231	$62,013	$67,736

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$16.13	$17.46	$16.63
Income from investment operations
Net investment income	.89	1.06	1.22
Net realized and unrealized gain (loss)	1.49	(.66)	.97
Total from investment operations	2.38	.40	2.19
Distributions from
Net investment income	(.88)	(1.11)	(1.20)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.98)	(1.73)	(1.36)
Total increase (decrease) in net asset value	1.40	(1.33)	.83
Net asset value, ending	$17.53	$16.13	$17.46

Total return*	15.31%	2.46%	13.81%
Ratios to average net assets: A
Net investment income	5.22%	6.70%	7.40%
Total expenses	.57%	.61%	.68%
Expenses before offsets	.57%	.61%	.68%
Net expenses	.56%	.60%	.66%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$54,842	$33,782	$14,311

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for board's approval of investment advisory contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust with respect to the Fund and the Advisor on December 7, 2005.

In evaluating the Investment Advisory Agreement, the Board of Trustees considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the three- and five-year annualized periods ended June 30, 2005, the Fund outperformed its Lipper index and that the Fund's performance was above the median of its peer group. The Fund underperformed its Lipper index and its performance was below the median of its peer group for the one-year period ended June 30, 2005. The Trustees noted the Fund's strong performance over time. Based upon their review, the Trustees concluded that the Fund's performance has been satisfactory.

In considering the Fund's fees and expenses, the Board of Trustees compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted management's discussion of the Fund's expenses. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Trustees also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level, noting that the Fund currently reflects this economy of scale. The Board also noted management's discussion of other potential economies of scale with respect to other expenses from which the Fund could benefit in the future.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

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Calvert Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference

March 31, 2006
Semi-Annual Report
Calvert Short Duration
Income Fund

a UNIFI Company

Calvert
Investments that make a difference

=====================================================

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Statement of Net Assets
10

Statement of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
20

Financial Highlights
25

Explanation of Financial Tables
29

Proxy Voting and Availability of Quarterly Portfolio Holdings
31

Basis for Board's Approval of Investment Advisory Contract
31

=====================================================

Dear Shareholder:

Over the past six months ended March 31, 2006, the U.S. economy and fixed-income markets have shown resilience while facing challenges from higher energy prices, the ongoing war in Iraq, rising interest rates and the aftermath of rebuilding from the Gulf coast hurricanes.

Despite these challenges, we appear to be in a period of healthy economic growth with moderate inflation. In February 2006, Ben Bernanke took over the reins at the Federal Reserve as Chairman, largely continuing Greenspan's policy of paced Fed funds rate increases to control inflation and economic growth.

The Impact of Rate Increases

As the Fed pushed short-term rates higher--up 1% to 4.75% over the reporting period--the yield curve, which had been inverted (a situation where interest rates for shorter-term securities are higher than those for longer-term ones) flattened, with interest rates rising across all maturities--from short-term money market rates to long-term Treasury bonds.

Bond prices saw a general decline by the end of the period, in response to rising rates, while money market investors were rewarded with higher yields. We believe at this point the Fed funds rate is now in "neutral" territory--neither overly accommodative nor restrictive of economic growth and inflation--and the Fed's future actions will be based on how the economy unfolds over the next several months.

Confidence in Our Fixed-Income Expertise

As we look ahead, we believe it's both a rewarding and challenging environment for fixed-income investors. Though bond prices generally decline as rates rise, keep in mind that over the long term, bond fund investors can benefit from the higher income and yields brought about by rising rates.

Calvert's expertise in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team for our bond funds has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.™

Barron's Recognizes Calvert Again

The effectiveness of this strategy has been reflected in our results across many venues, including media appearances by our managers and press accolades. In fact, for the third consecutive year, in a 2006 survey conducted by Barron's, Calvert was named among the top 5 taxable bond fund families for the one-year period ended December 31, 2005.1 Calvert is the only fund family to have achieved a top-5 taxable bond fund family ranking for each of the past three years. You can be assured that our fixed-income management team will strive to deliver this same level of quality and results in the future.

A Long-Term, Disciplined Outlook

In any market, we believe it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond and money-market funds. We encourage you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2006

1. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, bond prices decrease. *Calvert was ranked #3 out of 65 fund complexes. Results were compiled by Lipper for the eleventh annual Fund Families Survey by Barron's, Feb 6, 2006 issue. Each fund was measured and ranked with its peers in the taxable bond fund category as tracked by Lipper for a one-year period ending 12/31/05. The ranking used a weighted average ranking system to assess asset-weighted performance, net of 12b-1 fees. The asset size of each fund in the taxable bond fund category accounted proportionately for the fund family's ranking in that category. Calvert ranked #1 of 73 fund complexes for the one-year period ended 12/31/04 (Barron's, Feb 7, 2005) and ranked #4 of 75 fund complexes for the one-year period ended 12/31/03 (Barron's, Feb 9, 2004). Investors should carefully consider the investment objective, risks, charges, and expenses of a mutual fund before investing. For a prospectus containing this and other information on any Calvert mutual fund, contact your financial advisor or call 1.800.CALVERT. Please read the prospectus carefully before investing.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
Matt Nottingham, CFA
Portfolio Manager
of Calvert Asset Management Company

Performance

For the six-month reporting period ended March 31, 2006, Calvert Short Duration Income Fund Class A shares (at NAV) returned 1.97%. * The benchmark Lehman 1-5 Year Credit Index returned 0.60% for the same period. The Fund's outperformance versus the benchmark was the result of our shorter duration and high-credit-quality bias. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Investment Climate

During the reporting period, the Federal Reserve (Fed) pushed short-term interest rates higher (up 1% to 4.75%), and the yield curve, which had been inverted (interest rates for shorter-term securities had actually been higher than those for longer-term bonds), flattened. That is, interest rates rose across all maturities, from short-term money market funds to long-term Treasury bonds. Money-market rates moved up, with the three-month Treasury-bill rising to 4.63%.1 Long-term interest rates also increased. The benchmark 10-year Treasury yield rose 0.52%, to 4.86%, and the average 30-year mortgage rate climbed 0.44%, to 6.35%. Yields for corporate and municipal bonds also moved up.2 Strong investment from foreign investors, however, kept U.S. long-term bond yields lower than expected.

Despite sharply higher energy prices and a record damaging hurricane season, the economy looks to have grown by a respectable 3.1% pace over the reporting period, as measured by gross domestic product (GDP).3 On average, 188,000 new jobs were created monthly, and the unemployment rate fell 0.4%, to 4.7%.4 The core consumer price index (CPI) inflation measure, which excludes volatile food and energy prices, increased at a 2.2% annual pace over the reporting period.5

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality.

The portfolio remained positioned to benefit from rising interest rates, with both a short relative duration and a relatively high allocation to floating-rate notes. Floating- or adjustable-rate securities are characterized by having coupons (interest rates) that reset periodically (weekly or monthly, for example) and so can provide a benefit to a portfolio when increases occur in short-term rates such as the Fed funds rate. In fact, the Fed funds rate rose to 4.75%, and rates across all bond maturities rose along with it over the reporting period. Returns of fixed-coupon securities with maturities of five years and longer were pushed into negative territory by this trend. The Fund's short duration (1.25 years on March 31, 2006 versus 2.62 years for the benchmark) was a strong driver of outperformance.

The Fund also benefited from our high-credit-quality bias, which reflected managers' opinion that lower-quality bonds were too expensive or did not provide enough extra yield over comparable Treasuries to compensate for the perceived risk. Within the investment-grade arena, securities rated AAA and AA outperformed those rated A and BBB. However, high-yield or below-investment-grade bonds did extremely well (+3.58% for the Lehman U.S. Corporate High Yield Index) as investors continued to reach for yield. The Fund's modest exposure to high-yield securities benefited both absolute and relative returns.

Outlook

Fed rate hikes have led to a monetary policy that is neither overly accommodative nor restrictive. We believe the target Fed funds rate will reach 5% in spring 2006 before the Fed ceases increases. After that, Fed action will depend on what the data indicate about the economy going forward. In what we view as a very smooth transition from the Greenspan era, Ben Bernanke took over as Fed Chairman on February 1, 2006.

We expect another year of reasonable economic growth in the U.S. Risks to the expansion, however, include a significant slowdown in the housing sector, dampening household consumption. Such a development would tend to push interest rates lower. On the other hand, a pickup in core inflation would push interest rates higher. Also important for U.S. bonds are the actions of the European Central Bank and the Bank of Japan. During the first quarter of 2006, both of these major central banks tightened monetary policy and, in response, global interest rates rose. The U.S. needs to offer relatively high interest rates to continue attracting the foreign investment in U.S. bonds that is required to cover the record--and growing--current-account deficit.

Given this economic outlook, we may extend Fund duration and credit quality somewhat. We believe the Fund is well positioned to benefit as bond market conditions evolve.

April 2006

1. The three-month Treasury-bill yield rose 1.08 percentage points, to 4.63%.

2. The Moody's Baa-rated corporate bond yield rose 0.40%, to 6.55%. The yield on the Bond Buyer Index of 20 general obligation municipal bonds increased 0.14%, to 4.53%.

3. In the fourth quarter of 2005, the economy grew 1.6%. The Wall Street Journal Survey of Economic Forecasters consensus is for 4.6% growth in the first quarter of 2006. First-quarter 2006 GDP had not been released at the time of this writing.

4. "Employment Situation Report," U.S. Department of Labor.

5. CPI data available through February 2006.

Portfolio Statistics
March 31, 2006

Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/06	3/31/06
Class A	1.97%	4.03%
Class C	1.50%	3.19%
Class I**	2.01%	4.29%
Lehman 1-5 Year Credit Index***	0.60%	2.33%
Lipper Short Investment Grade Debt Funds Avg****	1.07%	2.38%

Maturity Schedule
Weighted Average
3/31/06	9/30/05
6 years	4 years

SEC Yields
	30 days ended
	3/31/06	9/30/05
Class A	4.07%	3.32%
Class C	3.33%	2.55%
Class I	N/A	3.88%

	% of total
Economic Sectors	investments
Asset Backed Securities	6.4%
Bank	12.4%
Brokerages	3.5%
Financial Services	12.7%
Industrial	12.1%
Industrial - Finance	3.7%
Insurance	1.9%
Municipal Obligations	15.0%
Real Estate Investment Trusts	5.5%
Special Purpose	1.0%
Transportation	0.7%
U.S. Government	7.4%
U.S. Govt. Agency Obligations	11.0%
Utilities	6.7%
	100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

*** Source: Lehman Brothers, Inc.

**** Source: Lipper Analytical Services, Inc.

*Share return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 2.75%.

**Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period November 7, 2005 through March 31, 2006.

Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	1.19%
Since inception	5.91%
(1/31/02)
Class C Shares
One year	2.19%
Since inception	4.33%
(10/1/02)
Class I Shares*
One year	4.29%
Since inception	6.46%

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through March 31, 2006.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,019.00	$5.44
Hypothetical	$1,000.00	$1,019.55	$5.44
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,015.00	$9.65
Hypothetical	$1,000.00	$1,015.36	$9.65
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.08% and 1.92% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2006

	Principal
Corporate Bonds - 63.6%	Amount	Value
ACLC Business Loan Receivables Trust, 5.399%, 10/15/21 (e)(r)	$692,618	$665,281
AgFirst Farm Credit Bank:
8.393%, 12/15/16 (r)	1,945,000	2,126,780
7.30%, 10/14/49 (e)	1,000,000	1,014,000
Alliance Mortgage Investments, 12.14%, 6/1/10 (r)	390,000	390,000
AMB Property LP, 5.45%, 12/1/10	3,000,000	2,953,941
American Electric Power Co., Inc., 4.709%, 8/16/07 (r)	1,000,000	991,534
APL Ltd., 8.00%, 1/15/24 (e)	150,000	148,875
Archstone-Smith Operating Trust, 5.25%, 12/1/10	2,000,000	1,970,785
Associates Corp of North America, 7.44%, 5/12/06	105,000	105,248
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	350,000	210,000
Atmos Energy Corp., 4.975%, 10/15/07 (r)	2,500,000	2,499,434
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	227,000	246,796
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	1,459,441	1,521,059
BAE Systems Holdings, Inc., 5.149%, 8/15/08 (e)(r)	4,010,000	4,008,720
Banco Santander Chile, 5.22%, 12/9/09 (e)(r)	1,500,000	1,499,595
Bear Stearns Co's, Inc.:
5.56%, 9/27/07 (e)	135,000	136,071
5.38%, 10/28/14 (e)(r)	1,000,000	1,000,526
BF Saul, 7.50%, 3/1/14	500,000	511,250
BNP US Funding LLC, 7.738%, 12/31/49 (e)(r)	115,000	119,356
Brandywine Operating Partnership LP, 5.415%, 4/1/09	2,500,000	2,501,307
Brascan Corp., 7.125%, 6/15/12	750,000	802,484
Capital One Financial Corp., 4.738%, 5/17/07	1,000,000	993,787
Catholic High School of New Iberia, 5.56%, 11/1/19 (r)	1,760,000	1,760,000
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,838,000	2,795,575
Chase Manhattan Bank-First Union National Bank, 7.134%,
8/15/31 (r)	636,612	639,643
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	1,500,000	1,545,581
CIT Group, Inc., 4.99%, 5/18/07 (r)	200,000	200,442
Citibank Credit Card Issuance Trust, 4.75%, 10/22/12	2,000,000	1,968,008
CitiFinancial, 6.75%, 7/1/07	2,000,000	2,035,840
Citigroup, Inc.:
5.01%, 6/9/09 (r)	110,000	110,198
5.125%, 2/14/11	4,000,000	3,950,512
CNL Funding, Inc., 7.721%, 8/25/09 (e)	266,537	269,586
Countrywide Asset-Backed Certificates, 5.268%, 11/25/34 (r)	432,712	434,796
Countrywide Financial Corp.:
4.92%, 12/5/06 (r)	200,000	199,979
4.96%, 5/5/08 (r)	480,000	480,345
5.26%, 4/1/11 (r)	4,000,000	3,995,401
Countrywide Home Loans, Inc., 4.689%, 4/12/06 (r)	1,000,000	999,937
Credit Suisse First Boston USA, Inc., 5.013%, 3/2/11 (r)	2,500,000	2,499,585
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,838,177
CSX Corp.:
4.99%, 8/3/06 (r)	2,305,000	2,306,812
9.00%, 8/15/06	100,000	101,283

	Principal
Corporate Bonds - Cont'd	Amount	Value
Daimler-Chrysler North American Holding Corp.:
5.10%, 11/17/06 (r)	$3,375,000	$3,376,646
5.33%, 3/13/09 (r)	3,000,000	2,999,330
Devon Energy Corp., 2.75%, 8/1/06	50,000	49,586
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,109,386
Dominion Resources, Inc.:
5.265%, 9/28/07 (r)	3,500,000	3,504,694
5.687%, 5/15/05 (r)	3,000,000	3,010,444
Duke Realty LP, 5.195%, 12/22/06 (r)	1,000,000	999,839
E*Trade Financial Corp., 7.875%, 12/1/15	300,000	318,000
Eastern Energy Ltd., 6.75%, 12/1/06 (e)	2,025,000	2,043,537
Enterprise Mortgage Acceptance Co. LLC:
Interest Only, 1.96%, 1/15/25 (e)(r)	2,512,076	95,381
6.90%, 10/15/25 (r)	2,040,831	867,353
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	992,308
First Tennessee Bank:
5.75%, 12/1/08	250,000	252,991
5.316%, 12/8/08	4,000,000	3,987,449
Ford Motor Co., 8.875%, 4/1/06	354,000	354,035
Ford Motor Credit Co.:
6.50%, 1/25/07	1,000,000	994,530
7.75%, 2/15/07	139,000	139,040
5.795%, 9/28/07 (r)	1,200,000	1,152,689
GATX Rail Corp., 6.86%, 7/28/13	177,284	179,429
General Motors Acceptance Corp.:
3.40%, 7/15/06	138,000	136,430
6.15%, 4/5/07	1,065,000	1,040,615
6.09%, 9/23/08 (r)	500,000	471,919
7.02%, 12/1/14 (r)	260,000	234,787
Glitnir Bank, 4.76%, 10/15/08 (e)(r)	3,000,000	2,999,548
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	500,000	481,607
Trust III, 5.361%, 2/15/36 (e)	1,000,000	985,430
Golden Securities Corp., 4.93%, 12/2/13 (e)(r)	1,739,137	1,737,235
Goldman Sachs Group, Inc., 4.944%, 7/23/09 (r)	1,199,000	1,204,953
GTE Corp., 6.36%, 4/15/06	4,000,000	4,001,472
HBOS Treasury Services plc, 3.50%, 11/30/07 (e)	125,000	121,539
HCA Inc., 7.125%, 6/1/06	4,000,000	4,009,721
Household Finance Corp.:
6.875%, 3/1/07	1,000,000	1,013,703
7.90%, 11/15/07	2,185,000	2,271,775
HRPT Properties Trust, 5.517%, 3/16/11 (r)	3,500,000	3,497,784
HSBC Finance Corp., 4.45%, 9/15/08	2,000,000	1,959,935
Hudson United Bancorp, 8.20%, 9/15/06	2,000,000	2,019,341
IKON Receivables LLC, 4.989%, 12/17/07 (r)	1,003	1,003
Impac CMB Trust:
5.168%, 10/25/33 (r)	213,107	214,973
5.138%, 9/25/34 (r)	413,918	414,746
5.078%, 4/25/35 (r)	687,720	689,999
5.128%, 4/25/35 (r)	687,720	690,696
5.088%, 5/25/35 (r)	359,292	360,551
5.138%, 8/25/35 (r)	1,557,363	1,557,507

	Principal
Corporate Bonds - Cont'd	Amount	Value
Independence Community Bank Corp.:
3.50% to 6/20/08, floating rate thereafter to 6/20/13 (r)	$2,350,000	$2,247,301
3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	4,500,000	4,254,090
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	500,000	530,271
International Lease Finance Corp., 5.75%, 10/15/06	145,000	145,400
Interpool Capital Trust, 9.875%, 2/15/27	500,000	490,000
Irwin Land LLC, 4.51%, 12/15/15	1,455,000	1,381,362
JPMorgan Chase & Co., 4.92%, 10/28/08 (r)	4,000,000	3,996,853
Kimco Realty Corp., 4.88%, 8/1/06 (r)	1,300,000	1,300,254
Kinder Morgan Finance Co., 5.35%, 1/5/11	1,500,000	1,477,044
Lehman Brothers Holdings, Inc., E-Capital Trust I,
5.55%, 8/19/65 (e)(r)	1,000,000	998,300
Lehman Brothers Holdings, Inc., 4.93%, 9/8/08 (r)	3,000,000	2,965,306
Lennar Corp., 5.27%, 8/20/07 (r)	1,000,000	999,657
Leucadia National Corp., 7.00%, 8/15/13	1,530,000	1,535,737
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	300,000	5,625
Melair Associates LLC, 5.25%, 9/1/34 (r)	1,375,000	1,375,000
Meridian Funding Co. LLC:
4.741%, 10/6/08 (e)(r)	927,889	928,162
5.089%, 10/15/14 (e)(r)	2,500,000	2,500,820
Merrill Lynch & Co., Inc., 7.00%, 1/15/07	2,000,000	2,019,773
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	509,558
MidAmerican Energy Co., 6.375%, 6/15/06	324,000	324,763
Morgan Stanley, 4.874%, 2/15/07 (r)	200,000	200,151
Nationwide Health Properties, Inc., 6.59%, 7/7/38	1,000,000	1,021,727
New Valley Generation I, 7.299%, 3/15/19	850,076	953,084
New York State Community Statutory Trust II, 8.29%,
12/28/31 (e)(r)	500,000	505,000
Noble Group Ltd., 6.625%, 3/17/15 (e)	200,000	180,000
Orkney Re II plc, Series B, 7.50%, 12/21/35 (e)(r)	1,400,000	1,400,000
Overseas Private Investment Corp., 7.45%, 12/15/10	1,034,088	1,082,321
Pacific Pilot Funding Ltd., 5.351%, 10/20/16 (e)(r)	497,043	495,644
Pacificorp, 6.375%, 5/15/08	30,000	30,647
Pioneer Natural Resources Co., 6.50%, 1/15/08	1,000,000	1,011,580
Preferred Term Securities IX Ltd., 5.269%, 4/3/33 (e)(r)	1,000,000	1,009,350
Premium Asset Trust, 4.80%, 10/8/09 (e)(r)	1,000,000	1,000,568
PRICOA Global Funding I, 4.91%, 6/3/08 (r)	350,000	349,796
Prudential Financial, Inc., 5.04%, 6/13/08 (r)	500,000	499,880
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	1,275,000	1,299,544
Public Service Enterprise Group, Inc., 5.305%, 9/21/08 (r)	3,000,000	3,002,901
RC Trust I, 7.00%, 5/15/06	2,000,000	2,020,000
Reed Elsevier Capital, Inc., 5.24%, 6/15/10 (r)	1,000,000	999,793
Regions Financial Corp., 4.50%, 8/8/08	1,500,000	1,474,830
Residential Capital Corp.:
6.335%, 6/29/07 (r)	8,050,000	8,112,291
6.07%, 11/21/08 (r)	3,000,000	3,034,309
Southern California Gas Co., 4.99%, 12/1/09 (r)	1,000,000	999,678
Sovereign Bancorp, Inc., 5.10%, 3/1/09 (e)(r)	1,000,000	999,133
Sovereign Bank:
4.00%, 2/1/08	2,630,000	2,571,464
4.375%, 8/1/13 (r)	4,025,000	3,906,994

	Principal
Corporate Bonds - Cont'd	Amount	Value
Spieker Properties LP, 6.75%, 1/15/08	$2,500,000	$2,549,918
TIERS Trust, 8.45%, 12/1/17 (n)*	658,859	9,883
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/09 (e)	3,000,000	2,554,049
2/15/45 (e)	24,083,749	2,838,752
Trinet Corporate Realty Trust, 7.95%, 5/15/06	5,025,000	5,039,299
Tyco International Group SA, Participation Certificate Trust, 4.436%,
6/15/07 (e)	500,000	491,863
UnumProvident Corp., 5.997%, 5/15/08	2,000,000	1,999,995
Verizon Global Funding Corp., 4.879%, 8/15/07 (r)	4,000,000	4,000,330
Vodafone Group plc:
5.05%, 12/28/07 (r)	500,000	500,282
5.257%, 6/15/11 (r)	1,000,000	1,000,721
Wachovia Capital Trust III, 5.80%, 3/15/42 (r)	1,500,000	1,469,843
Wal-Mart Stores, Inc., 8.07%, 12/21/12	500,000	540,660
Waste Management, Inc., 7.00%, 10/15/06	600,000	605,071
WellPoint Health Networks, Inc., 6.375%, 6/15/06	150,000	150,342
Westfield Capital Corp Ltd., 4.98%, 11/2/07 (e)(r)	1,000,000	1,002,516
William Street Funding Corp., 5.134%, 4/23/09 (e)(r)	1,000,000	1,008,020
World Financial Network, Credit Card
Master Note Trust, 5.119%, 5/15/12 (r)	1,000,000	1,006,621

Total Corporate Bonds (Cost $211,588,802)		210,006,591

Taxable Municipal Obligations - 15.0%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.07%, 3/1/09	255,000	252,226
5.09%, 3/1/10	105,000	103,598
5.13%, 3/1/11	115,000	113,198
Alameda California Corridor Transportation Authority Revenue Bonds:
Zero Coupon:
10/1/06	1,000,000	974,060
10/1/09	6,000,000	4,973,760
Allentown Pennsylvania GO Bonds, 3.41%, 10/1/09	1,910,000	1,797,788
American National Fish and Wildlife Museum District Revenue VRDN,
4.93%, 3/1/33 (r)	1,500,000	1,500,000
Baltimore Maryland General Revenue Bonds, 5.00%, 7/1/12	1,330,000	1,299,570
Bethlehem Pennsylvania GO Bonds, 4.10%, 11/1/09	675,000	649,492
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	1,000,000	977,730
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	490,000	471,939
Chicago Illinois GO Bonds, 5.20%, 1/1/10	3,600,000	3,579,156
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/12	380,000	264,868
Grant County Washington Public Utility District Revenue Bonds:
3.91%, 1/1/08	325,000	318,000
5.11%, 1/1/13	500,000	489,360
Illinois State Housing Development Authority Revenue Bonds,
5.60%, 12/1/15	1,930,000	1,931,023
Inglewood California Pension Funding Revenue Bonds:
4.57%, 9/1/08	205,000	201,410
4.65%, 9/1/09	215,000	210,216
4.74%, 9/1/10	225,000	218,990

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Iron County Wisconsin GO Bonds, 5.26%, 3/1/19	$690,000	$672,129
JEA Florida St. Johns River Power Park System Revenue Bonds,
4.80%, 10/1/07	3,000,000	2,985,210
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds:
3.94%, 7/1/08	775,000	749,842
4.22%, 7/1/09	805,000	774,168
Los Angeles County California Revenue Bonds, Zero Coupon:
6/30/07	1,595,000	1,492,410
6/30/10	363,000	288,661
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
3.60%, 10/15/08	3,300,000	3,171,564
Northwest Washington Electric Energy Revenue Bonds,
4.06%, 7/1/09	1,000,000	962,750
Northwest Washington Open Access Network Revenue Bonds,
6.39%, 12/1/10	935,000	969,567
Oakland California Pension Obligation Revenue Bonds, Zero
Coupon, 12/15/10	2,000,000	1,555,760
Oakland California Redevelopment Agency Tax Allocation Bonds,
5.268%, 9/1/11	2,860,000	2,844,041
Oklahoma City Oklahoma Airport Trust Revenue Bonds, 4.60%,
10/1/09	1,330,000	1,295,646
Oklahoma State Capital Improvement Authority Revenue
Bonds, 5.10%, 7/1/11	2,720,000	2,690,216
Oregon School Boards Association GO Bonds,
Zero Coupon, 6/30/06	2,000,000	1,974,120
Oregon State Community College Districts Revenue Bonds,
Zero Coupon, 6/30/07	1,465,000	1,371,606
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 4.985%, 12/1/09	1,035,000	1,023,512
San Antonio Texas GO Bonds, 2.80%, 2/1/08	500,000	478,750
San Francisco City and County California Redevelopment Financing
Authority Revenue Bonds, 5.00%, 8/1/07	1,000,000	998,660
Shorewood Wisconsin School District GO Bonds, 5.30%, 4/1/16	350,000	346,259
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	700,000	742,434
Texas Municipal Gas Corp., 2.60%, 7/1/07	815,000	797,559
West Contra Costa California Unified School District COPs:
4.50%, 1/1/08	275,000	270,853
4.59%, 1/1/09	285,000	279,294
4.66%, 1/1/10	435,000	423,881

Total Taxable Municipal Obligations (Cost $50,476,294)		49,485,276

U.S. Government Agencies and Instrumentalities - 10.1%
Fannie Mae, 5.50%, 12/25/16 (r)	983,017	970,081
Federal Farm Credit Bank, 3.20%, 4/7/08	3,000,000	2,890,535
Federal Home Loan Bank:
2.01%, 7/21/06	200,000	198,335
0.00%, 2/5/07 (r)	3,000,000	2,853,750
4.60%, 10/26/07 (r)	5,000,000	4,975,395
Federal Home Loan Bank Discount Notes, 4/3/06	18,800,000	18,795,196
Freddie Mac, 5.125%, 12/15/13 (r)	2,863,675	2,816,278

Total U.S. Government Agencies and Instrumentalities (Cost $33,620,745)		33,499,570

	Principal
U.S. Treasury - 7.3%	Amount	Value
United States Treasury Notes:
2.75%, 8/15/07	$10,000,000	$9,718,750
4.50%, 2/15/09	1,600,000	1,586,000
4.125%, 8/15/10	5,000,000	4,861,719
4.375%, 12/15/10	1,920,000	1,883,100
4.50%, 2/15/16	6,175,000	6,005,565

Total U.S. Treasury (Cost $24,166,439)		24,055,134

Equity Securities - 2.0%	Shares
Conseco, Inc., Preferred	72,000	2,138,400
Manitoba Telecom Services, Inc.	4,406	162,213
Richmond County Capital Corp., Preferred (e)	7	703,063
Roslyn Real Estate Asset Corp., Preferred	10	1,000,000
WoodBourne Pass-Through Trust, Preferred (e)	25	2,513,281

Total Equity Securities (Cost $6,190,563)		6,516,957

TOTAL INVESTMENTS (Cost $326,042,843) - 98.0%		323,563,528
Other assets and liabilities, net - 2.0%		6,638,120
Net Assets - 100%		$330,201,648

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized:
Class A: 18,499,337 shares outstanding		$297,512,644
Class C: 2,150,466 shares outstanding		34,673,117
Class I: 0 shares outstanding		(799,463)
Undistributed net investment income		121,985
Accumulated net realized gain (loss) on investments		874,182
Net unrealized appreciation (depreciation) on investments		(2,180,817)

Net Assets		$330,201,648

Net Asset Value Per Share:
Class A (based on net assets of $295,916,127)		$16.00
Class C (based on net assets of $34,285,521)		$15.94

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
U.S. Treasury Bonds	67	06/06	$7,313,469	$146,845
5 Year U.S. Treasury Notes	53	06/06	5,535,188	23,569
10 Year U.S. Treasury Notes	96	06/06	10,213,500	128,092
Total Sold				$298,506

* Non-income producing security.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of Participation
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2006

Net Investment Income
Investment Income:
Interest income	$6,504,636
Dividend income (net of foreign taxes withheld of $676)	347,489
Total investment income	6,852,125

Expenses:
Investment advisory fee	484,818
Administrative fees	414,274
Transfer agency fees and expenses	275,828
Distribution plan expenses:
Class A	306,337
Class C	153,421
Trustees' fees and expenses	9,963
Custodian fees	38,354
Registration fees	19,453
Reports to shareholders	29,829
Professional fees	10,167
Accounting fees	25,079
Miscellaneous	7,306
Total expenses	1,774,829
Reimbursement from Advisor:
Class A	(135,351)
Fees paid indirectly	(16,405)
Net expenses	1,623,073
Net Investment Income	5,229,052

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	881,313
Foreign currency transactions	(34)
Futures	428,332
1,309,611

Change in unrealized appreciation (depreciation) on:
Investments	(1,437,189)
Foreign currency transactions	(43)
Futures	150,507
(1,286,725)

Net Realized and Unrealized Gain (Loss)	22,886

Increase (Decrease) in Net Assets
Resulting From Operations	$5,251,938

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$5,229,052	$5,444,980
Net realized gain (loss)	1,309,611	2,109,509
Change in unrealized appreciation (depreciation)	(1,286,725)	(1,038,160)
Increase (Decrease) in Net Assets
Resulting From Operations	5,251,938	6,516,329

Distributions to shareholders from:
Net investment income:
Class A shares	(4,711,076)	(4,490,112)
Class C shares	(460,823)	(454,628)
Class I shares	(19,486)	(560,350)
Net realized gain:
Class A shares	(2,072,467)	(2,816,284)
Class C shares	(258,818)	(449,330)
Class I shares	--	(460,855)
Total distributions	(7,522,670)	(9,231,559)

Capital share transactions:
Shares sold:
Class A shares	117,891,239	119,150,186
Class C shares	9,770,084	12,972,863
Class I shares	--	--
Reinvestment of distributions:
Class A shares	6,071,008	6,427,056
Class C shares	438,571	617,460
Class I shares	19,484	442,881
Redemption fees:
Class A shares	3,156	10,669
Class C shares	522	469
Shares redeemed:
Class A shares	(37,774,229)	(52,988,569)
Class C shares	(4,335,268)	(8,137,666)
Class I shares	(6,176,340)	(18,276,838)
Total capital share transactions	85,908,227	60,218,511

Total Increase (Decrease) in Net Assets	83,637,495	57,503,281

Net Assets
Beginning of period	246,564,153	189,060,872
End of period (including undistributed net investment income of $121,985 and $84,318, respectively)	$330,201,648	$246,564,153

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A shares	7,345,293	7,381,201
Class C shares	611,248	806,657
Class I shares	--	--
Reinvestment of distributions:
Class A shares	379,086	398,940
Class C shares	27,470	38,445
Class I shares	1,212	27,468
Shares redeemed:
Class A shares	(2,353,277)	(3,283,395)
Class C shares	(270,849)	(505,792)
Class I shares	(383,862)	(1,133,470)
Total capital share activity	5,356,321	3,730,054

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund currently offers three classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. The last remaining shareholder in Class I redeemed on November 7, 2005. Shares are still available for public sale and operations will resume upon shareholder investment. Subsequent to period end, Class I resumed operations on April 21, 2006. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2006 no securities were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Fund's average daily net assets. Under the terms of the agreement, $94,622 was payable at period end. In addition, $37,533 was payable at period end for operating expenses paid by the Advisor during March 2006.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007. The contractual expense cap is 1.08% for Class A. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by the credits earned.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A and Class C shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $81,105 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $89,111 was payable at period end.

The Distributor received $29,591 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $25,523 for the six months ended March 31, 2006. Under the terms of agreement, $4,727 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an an employee of the Advisor or its affiliates receives an annual fee of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $345,627,386 and $297,583,858, respectively. U.S. government security purchases and sales were $423,530,855 and $411,356,962, respectively.

The cost of investments owned at March 31, 2006 for federal income tax purposes was $326,081,042. Net unrealized depreciation aggregated $2,517,514 of which $675,253 related to appreciated securities and $3,192,767 related to depreciated securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2006, such purchase transactions were $84,753.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2006. For the six months ended March 31, 2006, borrowings by the Fund under the Agreement were as follows:

Weighted	Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$119,223	4.85%	$4,667,450	January 2006

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2006	2005 (z)	2004
Net asset value, beginning	$16.13	$16.35	$16.58
Income from investment operations
Net investment income	.30	.43	.32
Net realized and unrealized gain	.01	.09	.36
Total from investment operations	.31	.52	.68
Distributions from:
Net investment income	(.30)	(.43)	(.32)
Net realized gain	(.14)	(.31)	(.59)
Total distributions	(.44)	(.74)	(.91)
Total increase (decrease) in net asset value	(0.13)	(0.22)	(.23)
Net asset value, ending	$16.00	$16.13	$16.35

Total return*	1.97%	3.25%	4.23%
Ratios to average net assets: A
Net investment income	3.87% (a)	2.69%	1.98%
Total expenses	1.20% (a)	1.19%	1.21%
Expenses before offsets	1.09% (a)	1.09%	1.09%
Net expenses	1.08% (a)	1.08%	1.08%
Portfolio turnover	293%	633%	967%
Net assets, ending (in thousands)	$295,916	$211,734	$141,155

	Periods Ended
	September 30,	September 30,
Class A Shares	2003	2002^
Net asset value, beginning	$15.96	$15.00
Income from investment operations
Net investment income	.39	.39
Net realized and unrealized gain	1.00	.98
Total from investment operations	1.39	1.37
Distributions from:
Net investment income	(.39)	(.41)
Net realized gain	(.38)	--
Total distributions	(.77)	(.41)
Total increase (decrease) in net asset value	.62	.96
Net asset value, ending	$16.58	$15.96

Total return*	9.04%	9.21%
Ratios to average net assets: A
Net investment income	2.43%	3.96% (a)
Total expenses	1.27%	1.64% (a)
Expenses before offsets	1.07%	.99% (a)
Net expenses	1.06%	.98% (a)
Portfolio turnover	2,078%	1,777%
Net assets, ending (in thousands)	$92,600	$32,821

Financial Highlights

	Periods Ended
	March 31,	September 30,
Class C Shares	2006	2005 (z)
Net asset value, beginning	$16.08	$16.31
Income from investment operations
Net investment income	.24	.29
Net realized and unrealized gain	--	.08
Total from investment operations	.24	.37
Distributions from:
Net investment income	(.24)	(.29)
Net realized gain	(.14)	(.31)
Total distributions	(.38)	(.60)
Total increase (decrease) in net asset value	(0.14)	(0.23)
Net asset value, ending	$15.94	$16.08

Total return*	1.50%	2.32%
Ratios to average net assets: A
Net investment income	3.03% (a)	1.81%
Total expenses	1.93% (a)	1.95%
Expenses before offsets	1.93% (a)	1.95%
Net expenses	1.92% (a)	1.94%
Portfolio turnover	293%	633%
Net assets, ending (in thousands)	$34,286	$28,663

	Periods Ended
	September 30,	September 30,
Class C Shares	2004	2003^^^
Net asset value, beginning	$16.54	$15.96
Income from investment operations
Net investment income	.18	.25
Net realized and unrealized gain	.36	.96
Total from investment operations	.54	1.21
Distributions from:
Net investment income	(.18)	(.25)
Net realized gain	(.59)	(.38)
Total distributions	(.77)	(.63)
Total increase (decrease) in net asset value	(.23)	.58
Net asset value, ending	$16.31	$16.54

Total return*	3.34%	7.81%
Ratios to average net assets: A
Net investment income	1.12%	1.32%
Total expenses	1.96%	2.14%
Expenses before offsets	1.96%	2.14%
Net expenses	1.95%	2.12%
Portfolio turnover	967%	2,078%
Net assets, ending (in thousands)	$23,537	$14,283

Financial Highlights

		Periods Ended
	November 7,	September 30,	September 30,
Class I Shares	2005 (x)	2005 (z)	2004
Net asset value, beginning	$16.12	$16.37	$16.61
Income from investment operations
Net investment income	.06	.49	.41
Net realized and unrealized gain	(.04)	.10	.35
Total from investment operations	.02	.59	.76
Distributions from:
Net investment income	(.05)	(.53)	(.41)
Net realized gain	--	(.31)	(.59)
Total distributions	(.05)	(.84)	(1.00)
Total increase (decrease) in net asset value	(0.03)	(0.25)	(.24)
Net asset value, ending	$16.09	$16.12	$16.37

Total return*	.13%	3.72%	4.73%
Ratios to average net assets: A
Net investment income	3.65% (a)	3.00%	2.46%
Total expenses	.81% (a)	.62%	.61%
Expenses before offsets	.81% (a)	.62%	.61%
Net expenses	.79% (a)	.61%	.60%
Portfolio turnover	293%	633%	967%
Net assets, ending (in thousands)	$0	$6,167	$24,369

	Periods Ended
	September 30,	September 30,
Class I Shares	2003	2002 ^^
Net asset value, beginning	$15.97	$15.40
Income from investment operations
Net investment income	.46	.41
Net realized and unrealized gain	1.01	.54
Total from investment operations	1.47	.95
Distributions from:
Net investment income	(.45)	(.38)
Net realized gain	(.38)	--
Total distributions	(.83)	(.38)
Total increase (decrease) in net asset value	.64	.57
Net asset value, ending	$16.61	$15.97

Total return*	9.53%	6.27%
Ratios to average net assets: A
Net investment income	2.88%	4.22% (a)
Total expenses	.65%	.76% (a)
Expenses before offsets	.65%	.76% (a)
Net expenses	.63%	.75% (a)
Portfolio turnover	2,078%	1,777%
Net assets, ending (in thousands)	$27,188	$18,807

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(x) The last remaining shareholder in Class I redeemed on November 7, 2005.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From January 31, 2002, inception.

^^ From February 27, 2002, inception.

^^^ From October 1, 2002, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for board's approval of investment advisory contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust with respect to the Fund and the Advisor on December 7, 2005.

In evaluating the Investment Advisory Agreement, the Board of Trustees considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and two-year annualized periods ended June 30, 2005, the Fund outperformed its Lipper index and that the Fund's performance was above the median of its peer group. The Trustees noted the Fund's strong performance. Based upon their review, the Trustees concluded that the Fund's performance has been satisfactory.

In considering the Fund's fees and expenses, the Board of Trustees compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and total expenses (net of expense reimbursements) were above the median of its peer group. The Trustees took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the high quality of services received by the Fund, its performance and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Trustees also noted that the Advisor reimburses expenses of the Fund. The Trustees also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and fees. The Board took into account management's agreement to consider adding breakpoints to the advisory fee for the Fund if assets in the Fund continue to grow. The Board also noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

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Calvert Short Duration Income Fund

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Yields and Prices
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800-368-2745

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Shareholders: 800-368-2745
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800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

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Calvert

Investments that make a difference

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March 31, 2006
Semi-Annual Report
Calvert Long-Term
Income Fund

A UNIFI Company

Calvert
Investments that make a difference

=====================================================

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Schedule of Investments
10

Statement of Assets and Liabilities
14

Statement of Operations
15

Statement of Changes in Net Assets
16

Notes to Financial Statements
17

Financial Highlights
21

Explanation of Financial Tables
22

Proxy Voting and Availability of Quarterly Portfolio Holdings
24

Basis for Board's Approval of Investment Advisory Contract
24

=====================================================

Dear Shareholder:

Over the past six months ended March 31, 2006, the U.S. economy and fixed-income markets have shown resilience while facing challenges from higher energy prices, the ongoing war in Iraq, rising interest rates and the aftermath of rebuilding from the Gulf coast hurricanes.

Despite these challenges, we appear to be in a period of healthy economic growth with moderate inflation. In February 2006, Ben Bernanke took over the reins at the Federal Reserve as Chairman, largely continuing Greenspan's policy of paced Fed funds rate increases to control inflation and economic growth.

The Impact of Rate Increases

As the Fed pushed short-term rates higher--up 1% to 4.75% over the reporting period--the yield curve, which had been inverted (a situation where interest rates for shorter-term securities are higher than those for longer-term ones) flattened, with interest rates rising across all maturities--from short-term money market rates to long-term Treasury bonds.

Bond prices saw a general decline by the end of the period, in response to rising rates, while money market investors were rewarded with higher yields. We believe at this point the Fed funds rate is now in "neutral" territory--neither overly accommodative nor restrictive of economic growth and inflation--and the Fed's future actions will be based on how the economy unfolds over the next several months.

Confidence in Our Fixed-Income Expertise

As we look ahead, we believe it's both a rewarding and challenging environment for fixed-income investors. Though bond prices generally decline as rates rise, keep in mind that over the long term, bond fund investors can benefit from the higher income and yields brought about by rising rates.

Calvert's expertise in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team for our bond funds has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.TM

Barron's Recognizes Calvert Again

The effectiveness of this strategy has been reflected in our results across many venues, including media appearances by our managers and press accolades. In fact, for the third consecutive year, in a 2006 survey conducted by Barron's, Calvert was named among the top 5 taxable bond fund families for the one-year period ended December 31, 2005.1 Calvert is the only fund family to have achieved a top-5 taxable bond fund family ranking for each of the past three years. You can be assured our fixed-income management team will strive to deliver this same level of quality and results in the future.

A Long-Term, Disciplined Outlook

In any market, we believe it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond and money-market funds. We encourage you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2006

1. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, bond prices decrease. *Calvert was ranked #3 out of 65 fund complexes. Results were compiled by Lipper for the eleventh annual Fund Families Survey by Barron's, Feb 6, 2006 issue. Each fund was measured and ranked with its peers in the taxable bond fund category as tracked by Lipper for a one-year period ending 12/31/05. The ranking used a weighted average ranking system to assess asset-weighted performance, net of 12b-1 fees. The asset size of each fund in the taxable bond fund category accounted proportionately for the fund family's ranking in that category. Calvert ranked #1 of 73 fund complexes for the one-year period ended 12/31/04 (Barron's, Feb 7, 2005) and ranked #4 of 75 fund complexes for the one-year period ended 12/31/03 (Barron's, Feb 9, 2004). Investors should carefully consider the investment objective, risks, charges, and expenses of a mutual fund before investing.For a prospectus containing this and other information on any Calvert mutual fund, contact your financial advisor or call 1.800.CALVERT. Please read the prospectus carefully before investing.

Portfolio Management Discussion
Gregory Habeeb
Senior Portfolio Manager

Matt Nottingham, CFA
Portfolio Manager
of Calvert Asset Management Company

Performance

For the six-month reporting period ended March 31, 2006, Calvert Long-Term Income Fund Class A shares (at NAV) returned 0.01%.* The benchmark Lehman Brothers Long U.S. Credit Index returned -2.42% for the same period. The Fund's outperformance versus the benchmark was the result of several strategies, including a high allocation to floating-rate notes and high credit-quality bias, as described below.

Investment Climate

During the reporting period, the Federal Reserve (Fed) pushed short-term interest rates higher (up 1% to 4.75%), and the yield curve, which had been inverted (interest rates for shorter-term securities had actually been higher than those for longer-term bonds), flattened. That is, interest rates rose across all maturities, from short-term money market funds to long-term Treasury bonds. Money-market rates moved up, with the three-month Treasury-bill rising to 4.63%.1 Long-term interest rates also increased. The benchmark 10-year Treasury yield rose 0.52%, to 4.86%, and the average 30-year mortgage rate climbed 0.44%, to 6.35%. Yields for corporate and municipal bonds also moved up.2 Strong investment from foreign investors, however, kept U.S. long-term bond yields lower than expected.

Despite sharply higher energy prices and a record damaging hurricane season, the economy looks to have grown by a respectable 3.1% pace over the reporting period, as measured by gross domestic product (GDP).3 On average, 188,000 new jobs were created monthly, and the unemployment rate fell 0.4%, to 4.7%.4 The core consumer price index (CPI) inflation measure, which excludes volatile food and energy prices, increased at a 2.2% annual pace over the reporting period.5

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The Fund was positioned to benefit from rising short-term interest rates, with a relatively high allocation to floating-rate notes of varied terms. These securities have coupons (interest rates) that reset periodically (monthly or quarterly, for example) and so can provide benefit to a portfolio when increases occur in short-term rates such as the Fed funds rate. In fact, as the Fed raised the Fed funds through the period, rates rose across all maturities. Returns on fixed-rate securities with maturities of five years and longer were pushed into negative territory.

A shorter-than-benchmark duration (6.4 years on March 31, 2006 versus 10.88 years for the benchmark) also boosted Fund returns. Longer-term rates finally responded to the Fed's push on rates and rose later in the first quarter of 2006, with 10- and 30-year Treasuries up 0.52% and 0.32% respectively.

The Fund's higher-credit-quality bias was another positive for returns. Within the investment- grade bond arena, securities rated AAA and AA outperformed those rated A and BBB. However, high-yield, below-investment-grade bonds did extremely well (+3.58% for the Lehman U.S. Corporate High Yield Index) as investors continued to reach for yield. The Fund had an average exposure through the period of 6.00% of holdings in high-yield securities.

Outlook

Fed rate hikes have led to a monetary policy that is neither overly accommodative nor restrictive. We believe the target Fed funds rate will reach 5% in spring 2006 before the Fed ceases increases. After that, Fed action will depend on what the data indicate about the economy going forward. In what we view as a very smooth transition from the Greenspan era, Ben Bernanke took over as Fed Chairman on February 1, 2006.

We expect another year of reasonable economic growth in the U.S. Risks to the expansion, however, include a significant slowdown in the housing sector, dampening household consumption. Such a development would tend to push interest rates lower. On the other hand, a pickup in core inflation would push interest rates higher. Also important for U.S. bonds are the actions of the European Central Bank and the Bank of Japan. During the first quarter of 2006, both of these major central banks tightened monetary policy and, in response, global interest rates rose. The U.S. needs to offer relatively high interest rates to continue attracting the foreign investment in U.S. bonds that is required to cover the record--and growing--current-account deficit.

Given our outlook, we believe the Fund is well positioned to benefit from the market environment.

April 2006

1. The three-month Treasury-bill yield rose 1.08 percentage points, to 4.63%.

2. The Moody's Baa-rated corporate bond yield rose 0.40%, to 6.55%. The yield on the Bond Buyer Index of 20 general obligation municipal bonds increased 0.14%, to 4.53%.

3. In the fourth quarter of 2005, the economy grew 1.6%. The Wall Street Journal Survey of Economic Forecasters consensus is for 4.6% growth in the first quarter of 2006. First-quarter 2006 GDP had not been released at the time of this writing.

4. "Employment Situation Report," U.S. Department of Labor.

5. CPI data available through February 2006.

Portfolio Statistics
March 31, 2006

Investment Performance
(total return at NAV)

	6 Months	12 Months
	Ended	Ended
	3/31/06	3/31/06
Class A	0.01%	3.34%
Lehman Long U.S. Credit Index**	(2.42%)	(1.07%)

Maturity Schedule
Weighted Average
3/31/06	9/30/05
16 years	17 years

SEC Yield
30 days ended
3/31/06	9/30/05
4.00%	2.52%

	% of total
Economic Sectors	investments
Asset Backed Securities	0.2%
Banks	2.2%
Brokerages	2.8%
Financial Services	4.7%
Government Agency Obligations	7.5%
Industrial	6.9%
Industrial - Finance	5.3%
Insurance	2.7%
Municipal Obligations	21.9%
Real Estate Investment Trusts	1.3%
Special Purpose	6.8%
Transportation	0.8%
U.S. Treasury	33.1%
Utility	3.8%
Total	100%

Investment performance does not reflect the deduction of any front-end sales charge.

**Source: Lipper Analytical Services, Inc.

*Share return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 3.75%.

Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class A
One Year	(0.52%)
Since Inception	1.10%
(12/31/04)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (inception date October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/05	3/31/06	10/1/05 - 3/31/06
Actual	$1,000.00	$1,000.10	$6.23
Hypothetical	$1,000.00	$1,018.70	$6.29
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365.

Schedule of Investments
March 31, 2006

	Principal
Corporate Bonds - 35.4%	Amount	Value
Alliance Mortgage Investments, 12.14%, 6/1/10 (r)	$4,875	$4,875
APL Ltd., 8.00%, 1/15/24	15,000	14,888
Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (e)	100,000	96,406
Aurora Military Housing LLC, 5.775%, 12/15/47 (e)	25,000	24,303
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	10,000	10,872
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	9,288	9,680
Barclays Bank plc, 6.278%, 12/29/49 (r)	10,000	9,353
Bear Stearns Co's, Inc., 5.38%, 10/28/14 (r)	30,000	30,016
BNSF Funding Trust I, 6.613% to 1/15/26, floating
thereafter to 12/15/55	25,000	24,327
Brandywine Operating Partnership LP, 5.415%, 4/1/09 (r)	15,000	15,008
Chevy Chase Bank FSB, 6.875%, 12/1/13	30,000	30,975
Dominion Resources, Inc., 5.265%, 9/28/07 (r)	20,000	20,027
E*Trade Financial Corp.:
8.00%, 6/15/11	25,000	26,000
7.875%, 12/1/15	10,000	10,600
Ford Motor Co., 8.875%, 4/1/06	20,000	20,002
Ford Motor Credit Co.:
2.90%, 4/20/06	33,000	32,949
7.75%, 2/15/07	15,000	15,004
5.65%, 6/20/07	30,000	29,124
5.795%, 9/28/07 (r)	20,000	19,211
General Motors Acceptance Corp., 7.02%, 12/1/14 (r)	25,000	22,576
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	15,000	15,649
Health Care REIT, Inc., 6.20%, 6/1/16	30,000	29,900
Impac CMB Trust, 5.088%, 5/25/35 (r)	7,186	7,211
Ingersoll-Rand Co. Ltd.:
6.23%, 11/19/27	15,000	16,243
6.015%, 2/15/28	25,000	26,514
Interpool Capital Trust, 9.875%, 2/15/27	25,000	24,500
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	25,000	20,875
Lehman Brothers Holdings E-Capital Trust I, 5.55%, 8/19/65 (e)(r)	10,000	9,983
Leucadia National Corp., 7.00%, 8/15/13	20,000	20,075
Massachusetts Institute of Technology, 7.25%, 11/2/96	25,000	29,446
Mid-Atlantic Family Military Communities LLC, 5.30%, 8/1/50 (e)	5,000	4,702
Midwest Family Housing LLC, 5.581%, 1/1/51 (e)	30,000	28,630
National Rural Utilities Cooperative Finance Corp., 6.00%, 5/15/06	15,000	15,016
NationsBank Cap Trust III, 5.15%, 1/15/27 (r)	15,000	14,455
Nationwide Health Properties, Inc., 6.90%, 10/1/37	10,000	10,455
Odyssey Re Holdings Corp., 6.875%, 5/1/15	15,000	14,133
Pioneer Natural Resources Co., 5.875%, 7/15/16	20,000	18,923
PPL Montana LLC, 8.903%, 7/2/20	27,406	30,095
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	40,000	45,023
Puget Energy Inc., 7.02%, 12/1/27	25,000	28,394
QBE Insurance Group Ltd., 5.647%, 7/1/23 (e)(r)	15,000	14,493
RBS Capital Trust I, 5.779%, 9/29/49 (r)	20,000	20,046

	Principal
Corporate Bonds - Cont'd	Amount	Value
Residential Capital Corp.:
6.335%, 6/29/07 (r)	$70,000	$70,542
6.07%, 11/21/08 (r)	20,000	20,229
Rochester Gas & Electric Corp., 6.375%, 9/1/33	10,000	10,710
Sabre Holdings Corp., 6.35%, 3/15/16	30,000	29,195
Southern California Edison Co., 5.75%, 4/1/35	10,000	9,860
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	421,045	49,629
Verizon North, Inc., 5.634%, 1/1/21 (e)	15,000	14,011
Verizon Pennsylvania, Inc., 8.35%, 12/15/30	30,000	33,019

Total Corporate Bonds (Cost $1,165,049)		1,148,152

Taxable Municipal Obligations - 20.5%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.47%, 3/1/18	30,000	29,306
Alabaster Alabama GO Bonds, 5.45%, 4/1/21	25,000	23,819
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	30,000	29,154
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	10,000	9,612
Cook County Illinois School District GO Bonds, Zero
Coupon, 12/1/24	25,000	8,431
Dallas Texas GO Bonds, STEP, 5.25%, 2/15/24 (r)	10,000	9,913
Detroit Michigan GO Bonds, 5.15%, 4/1/25	25,000	22,982
Ewing Township New Jersey School District GO Bonds, 4.80%, 5/1/16	10,000	9,508
Fairfield California Pension Obligation Revenue Bonds:
5.22%, 6/1/20	15,000	14,404
5.34%, 6/1/25	15,000	14,357
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	25,000	24,011
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	25,000	23,889
Grant County Washington Public Utility District No. 2 Revenue Bonds:
5.29%, 1/1/20	25,000	24,236
5.48%, 1/1/21	10,000	9,922
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	15,000	15,076
Howell Township New Jersey School District GO Bonds, 5.30%,
7/15/19	25,000	24,370
Indiana State Bond Bank Revenue Bonds, 5.49%, 7/15/20	30,000	29,589
Kalamazoo Michigan Building Authority Revenue Bonds,
5.00%, 10/1/20	20,000	18,952
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	15,000	14,502
Malibu California Integrated Water Quality Improvement COPs,
5.82%, 7/1/26	30,000	29,611
Metropolitan Washington DC Airport Authority System Revenue Bonds,
5.69%, 10/1/30	15,000	14,495
Mississippi State Development Bank SO Revenue Bonds,
5.60%, 1/1/26	30,000	28,453
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	10,000	9,566
Oakland California Redevelopment Agency Tax Allocation Bonds,
5.827%, 9/1/26	30,000	29,635
Oceanside California Pension Obligation Revenue Bonds,
5.25%, 8/15/20	10,000	9,533
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/16	25,000	14,250
6/30/18	30,000	15,160

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/20	$25,000	$11,353
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	10,000	9,475
Pomona California Pension Refunding Revenue Bonds, 5.832%,
7/1/35	20,000	19,208
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	20,000	19,336
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	15,000	14,083
University of Central Florida COPs, 5.375%, 10/1/35	20,000	18,090
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	15,000	13,953
5.442%, 7/1/50	10,000	9,304
Vigo County Indiana Industrial Redevelopment Authority Revenue
Bonds, 5.30%, 2/1/21	15,000	14,075
West Contra Costa California Unified School District COPs,
5.03%, 1/1/20	15,000	14,077
Wilkes-Barre Pennsylvania GO Bonds, 5.48%, 11/15/24	15,000	14,309

Total Taxable Municipal Obligations (Cost $689,360)		663,999

U.S. Government Agencies and Instrumentalities - 7.1%
Federal Home Loan Bank Discount Notes, 4/3/06	200,000	199,949
Freddie Mac, 5.625%, 11/23/35	30,000	28,805

Total U.S. Government Agencies and Instrumentalities (Cost $229,835)		228,754

U.S. Treasury Obligations - 31.3%
United States Treasury Bonds, 5.375%, 2/15/31	10,000	10,528
United States Treasury Notes:
4.00%, 2/15/15	275,000	257,726
4.50%, 11/15/15	309,000	299,826
4.50%, 2/15/16	459,000	446,406

Total U.S. Treasury Obligations (Cost $1,038,722)		1,014,486
Equity Securities - 0.3%	Shares	Value
ING Group NV, Preferred	400	$9,760

Total Equity Securities (Cost $9,908)		9,760

TOTAL INVESTMENTS (Cost $3,132,874) - 94.6%		3,065,151
Other assets and liabilities, net - 5.4%		176,161
Net Assets - 100%		$3,241,312

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
10 Year U.S. Treasury Notes	6	06/06	$638,344	($5,856)

Sold:
U.S. Treasury Bonds	6	06/06	654,938	13,150

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviations:

COPs: Certificates of Participation	LP: Limited Partnership
FSB: Federal Savings Bank	REIT: Real Estate Investment Trust
GO: General Obligation	SO: Special Obligation
IDA: Industrial Development Authority	STEP: Stepped coupon bonds for which the coupon rate of interest will adjust on specified future dates.
LLC: Limited Liability Corporation

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 2006

Assets
Investments in securities, at value (Cost $3,132,874) - see accompanying schedule	$3,065,151
Cash	18,101
Receivable for securities sold	141,648
Receivable for futures variation margin	656
Receivable for shares sold	76,406
Interest and dividends receivable	34,175
Other assets	10,402
Total assets	3,346,539

Liabilities
Payable for securities purchased	89,449
Payable to Calvert Asset Management Company, Inc.	1,078
Payable to Calvert Administrative Services Company	768
Payable to Calvert Shareholder Services, Inc.	68
Payable to Calvert Distributors, Inc.	640
Accrued expenses and other liabilities	13,224
Total liabilities	105,227
Net Assets	$3,241,312

Net Assets Consist of:
Par value and paid-in capital applicable to 215,809 shares of beneficial interest, unlimited number of no par
shares authorized	$3,296,708
Undistributed net investment income	269
Accumulated net realized gain (loss) on investments	4,764
Net unrealized appreciation (depreciation) on investments	(60,429)

Net Assets	$3,241,312

Net Asset Value Per Share	$15.02

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2006

Net Investment Income
Investment Income:
Interest income	$62,216
Dividend income (net of foreign taxes withheld of $23)	466
Total investment income	62,682

Expenses:
Investment advisory fee	5,162
Administrative fees	3,872
Transfer agency fees and expenses	11,259
Distribution plan expenses	3,226
Custodian fees	13,478
Accounting fees	220
Registration fees	12,303
Reports to shareholders	1,054
Professional fees	5,770
Miscellaneous	377
Total expenses	56,721
Reimbursement from Advisor	(34,318)
Fees paid indirectly	(6,271)
Net expenses	16,132
Net Investment Income	46,550

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	8,004
Futures	1,095
9,099

Change in unrealized appreciation (depreciation) on:
Investments	(63,185)
Futures	7,294
(55,891)

Net Realized and Unrealized Gain
(Loss)	(46,792)

Increase (Decrease) in Net Assets
Resulting From Operations	($242)

See notes to financial statements.

Statement of Changes in Net Assets

		From Inception
		December 31,
		2004
	Six Months Ended	Through
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$46,550	$25,428
Net realized gain (loss) on investments	9,099	32,442
Net increase from payment by affiliate	--	2,658
Change in unrealized appreciation (depreciation)	(55,891)	(4,538)

Increase (Decrease) in Net Assets
Resulting From Operations	(242)	55,990

Distributions to shareholders from:
Net investment income	(46,392)	(25,379)
Net realized gain	(39,373)	--
Total distributions	(85,765)	(25,379)

Capital share transactions:
Shares sold	1,845,311	2,043,006
Reinvestment of distributions	66,449	19,412
Redemption fees	863	--
Shares redeemed	(636,221)	(42,112)
Total capital share transactions	1,276,402	2,020,306

Total Increase (Decrease) in Net Assets	1,190,395	2,050,917

Net Assets
Beginning of period	2,050,917	--
End of period (including undistributed net investment
income of $269 and $111 respectively)	$3,241,312	$2,050,917

Capital Share Activity
Shares sold	121,047	133,583
Reinvestment of distributions	4,372	1,256
Shares redeemed	(41,759)	(2,690)
Total capital share activity	83,660	132,149

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Long-Term Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on December 31, 2004. Class A shares of the Fund are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2006, no securities were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A.

The Distributor received $2,777 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $279 for the six months ended March 31, 2006. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. Government securities, were $3,574,157 and $2,840,744, respectively. U.S. Government security purchases and sales were $4,078,336 and $3,608,001, respectively.

The cost of investments owned at March 31, 2006 for federal income tax purposes was $3,133,643. Net unrealized depreciation aggregated $68,492, of which $6,206 related to appreciated securities and $74,698 related to depreciated securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2006, purchase and sales transactions were $0 and $99,740, respectively. Net realized gain on the sale of securities was $32.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2006.

Financial Highlights

	Periods Ended
	March 31,	September 30,
Class A Shares	2006	2005 ^
Net asset value, beginning	$15.52	$15.00
Income from investment operations
Net investment income	.26	.27
Net realized and unrealized gain (loss)	(.26)	.52
Total from investment operations	--	.79
Distributions from:
From net investment income	(.26)	(.27)
Net realized gain	(.24)	--
Total increase (decrease) in net asset value	(.50)	.52
Net asset value, ending	$15.02	$15.52

Total return*	.01%	5.29%**
Ratios to average net assets: A
Net investment income	3.61% (a)	2.41% (a)
Total expenses	4.40% (a)	6.82% (a)
Expenses before offsets	1.74% (a)	1.51% (a)
Net expenses	1.25% (a)	1.25% (a)
Portfolio turnover	302%	931%
Net assets, ending (in thousands)	$3,241	$2,051

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Total return would have been 5.15% without the payment by affiliate. On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

^ From December 31, 2004, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust with respect to the Fund and the Advisor on December 7, 2005.

In evaluating the Investment Advisory Agreement, the Board of Trustees considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its benchmark and with that of other mutual funds in its Lipper peer group. This comparison indicated that the Fund outperformed its benchmark and Lipper peer group year-to-date through September 30, 2005 and since its December 31, 2004 inception. The Fund's performance placed it in the 1st percentile among its peer group for both these periods. Based upon their review, the Trustees concluded that the Fund's performance has been satisfactory.

In considering the Fund's fees and expenses, the Board of Trustees compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group, and also took into account that the Fund had less than a full year of operations, and that the Advisor had agreed to limit the Fund's expenses. The Trustees took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Trustees also noted that the Advisor reimburses expenses of the Fund. The Trustees also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board also noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses. The Trustees concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

Calvert Long-Term Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending September 30, 2005.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	June 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: June 2, 2006

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: June 2, 2006